UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21731

Nuveen Equity Premium Advantage Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report June 30, 2014

JPZ

Nuveen Equity Premium Income Fund

JSN

Nuveen Equity Premium Opportunity Fund

JLA

Nuveen Equity Premium Advantage Fund

JPG

Nuveen Equity Premium and Growth Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF's asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen's change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund's sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund's operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund's sub-adviser(s). The new agreements have been approved by shareholders of Nuveen Equity Premium and Growth Fund (JPG). Shareholder meetings for Nuveen Equity Premium Income Fund (JPZ), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG) are scheduled for Friday, September 19, 2014, with respect to approval of the new investment management and investment sub-advisory agreements (along with the approval of fund reorganizations described elsewhere in this report). The meetings for these funds will be held at 2:00 p.m., Central time, on Friday, September 19, 2014 at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen's transaction with TIAA-CREF is currently expected to close early in the fourth quarter of 2014, but remains subject to other customary closing conditions.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Information	8
Risk Considerations	10
Performance Overviews and Holding Summaries	12
Portfolios of Investments	20
Statement of Assets and Liabilities	52
Statement of Operations	53
Statement of Changes in Net Assets	54
Financial Highlights	56
Notes to Financial Statements	58
Additional Fund Information	69
Glossary of Terms Used in this Report	70
Reinvest Automatically, Easily and Conveniently	71
Annual Investment Agreement Approval Process	72

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan's deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
August 25, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Equity Premium Income Fund (JPZ)

Nuveen Equity Premium Opportunity Fund (JSN)

Nuveen Equity Premium Advantage Fund (JLA)

Nuveen Equity Premium and Growth Fund (JPG)

These Funds feature portfolio management by Gateway Investment Advisers, LLC. Kenneth H. Toft and Michael T. Buckius are co-portfolio managers for all four Funds.

Here they discuss their management strategies and the performance of the Funds for the six-month reporting period ended June 30, 2014.

What key strategies were used to manage the Funds during this six-month reporting period ended June 30, 2014?

Each Fund invests in an equity portfolio and writes (sells) index call options against all or a portion of the notional value of its stock portfolio. The premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support each Fund's distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a severe market decline. These strategies remained consistent for each Fund throughout the reporting period.

For JPZ and JPG, the equity portfolio seeks to track the price movements of the S&P 500® Index. The JSN equity portfolio is invested to replicate the price performance of a custom index consisting of 75% S&P 500® Index and 25% NASDAQ-100® Index (NDX). JLA seeks to replicate a 50/50 blend of the S&P 500® Index and the NDX. JPZ, JSN and JLA actively write (sell) listed index call options against the entire value of their stock portfolios. JPG differs in that its index option hedging activity is applied to 80% of equity portfolio valuation.

The writing of call options on a broad equity index, while investing in a diversified portfolio of equities, has the potential to enhance returns while exposing the Funds to less risk. Those portions of the Funds subject to the overwrite sacrifice some of their upside potential in return for premium received for the written index call options. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the comparative index. In rising markets, the options can detract from the Funds' total return relative to their comparative index.

How did the Funds perform during this six-month reporting period ended June 30, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the six-month, one-year, five-year and since inception periods ended June 30, 2014. For the six-month reporting period ended June 30, 2014, the Funds' total return on net asset value (NAV) underperformed their respective comparative unhedged equity indexes.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments

Portfolio Managers' Comments (continued)

During the six-month reporting period ended June 30, 2014, the two referenced indexes, the S&P 500® Index and the NDX, advanced 7.1% and 7.9%, respectively, primarily on the strength of strong second quarter performance. Concurrently, implied volatility, which affects available option premiums on both indexes, varied widely in the first quarter, only to steadily decline in the second as the equity markets steadily advanced. Specifically, for the first six months of 2014, the Chicago Board Options Exchange (CBOE) Volatility Index (the "VIX") averaged 13.77 while the CBOE NDX Volatility Index (the "VXN") averaged 16.11. All four Funds currently show a trailing twelve-month performance in excess of their respective distribution rates as of June 30, 2014 and thus are delivering income plus growth in a challenging market environment for call-writing strategies. Performance was aided by an overall advancing equity market which allowed for orderly accrual of option premiums, modest though they were. However, performance was constrained by low option premiums as reflected in the above discussion of VIX and VXN implied volatility levels.

Low implied volatility reduced the amount of option premium available to earn during the first six months of 2014. None of the Funds' NAV returns equaled the S&P 500® Index or the NDX, both of which exhibit significantly higher risk, in terms of standard deviation, than the four Funds. While all four performed well given the type of investment strategies employed, call writing with near-the-money strikes, by design, tends to underperform unhedged indexes in strong bull markets. The counterbalance is that such strategies are designed to produce cash flow to support yield distribution and do tend to outperform the market indexes in flat or down markets.

Further impeding Fund performance was the uneven nature of returns in the underlying equity markets early in the year. From January 1 through February 3, the S&P 500® Index lost 5.7%. During the same period, the Funds that are based solely on the S&P 500® Index, JPZ and JPG, lost less, 3.5% and 4.0%, respectively. During the subsequent rally, the S&P 500® Index gained over 13% through June 30, 2014, while JPZ gained 7.9% and JPG gained 8.2%. Though strong risk-adjusted performances in themselves, they were still less than the unconstrained price movement of the S&P 500® Index.

From January 1 through February 3, the NDX, a 25% component in JSN and 50% component of JLA, lost 4.2% and then gained more than 12% during the subsequent rally. During the sell-off, JSN and JLA dropped 3.4% and 3.1%, respectively, less than the NDX. On the rebound, JSN and JLA gained 7.6% and 7.1%, respectively. Therefore, hedging benefited all four Funds during the decline of the underlying indexes and upside was capped by option writing during the subsequent recoveries.

Proposed Reorganizations and Restructurings

During the current reporting period, the Nuveen Funds' Board of Directors/Trustees approved a series of proposals designed to simplify and enhance the appeal of its suite of equity option closed-end funds. The proposals, if approved at special shareholder meetings later this year, will create a streamlined set of equity option strategies that offer Fund shareholders an opportunity to participate more fully in the returns of one of three key equity indices with less expected volatility and a measure of downside protection over time. The proposals for the Funds are as follows:

Nuveen Equity Premium Income Fund (JPZ) and Nuveen Equity Premium Opportunity Fund (JSN)

•  JSN (Target Fund) shareholders will be asked to approve a combination with JPZ (Acquiring Fund) and JPZ shareholders will be asked to approve the issuance of additional common shares in connection with the proposed combination;

•  After the transaction, the combined JPZ will be renamed the Nuveen S&P 500 Buy-Write Income Fund (BXMX); and

•  The combined fund will continue to be managed according to JPZ's current investment mandate.

Nuveen Equity Premium Advantage Fund (JLA)

•  JLA (Target Fund) shareholders will be asked to approve a combination with NASDAQ Premium Income & Growth Fund (QQQX) into a newly created Nuveen NASDAQ 100 Dynamic Overwrite Fund (ticker will remain QQQX); and

Nuveen Investments

•  The new combined fund will be managed by Nuveen Asset Management (NAM) investing in an equity portfolio designed to broadly track the return and risk characteristics of the NASDAQ 100 Index and using a dynamic call option overwrite strategy with a 55% long-term target overwrite level that may vary between 35% and 75%, based on the portfolio manager's ongoing assessment of market conditions.

Nuveen Equity Premium and Growth Fund (JPG)

•  JPG shareholders will be asked to approve a portfolio manager change from Gateway Investment Advisers, LLC (Gateway) to NAM;

•  The Fund will be renamed Nuveen S&P 500 Dynamic Overwrite Fund (SPXX); and

•  The Fund will retain its underlying equity strategy seeking to substantially replicate price movements of the S&P 500 Stock Index, but will employ a dynamic call option overwrite strategy with a 55% long-term target overwrite level that may vary between 35% and 75%, based on the portfolio manager's ongoing assessment of market conditions.

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Reorganizations and Restructurings for further information.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund's distributions is current as of June 30, 2014. Each Fund's distribution level may vary over time based on the Fund's investment activities and portfolio investment value changes.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2014. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet their distributions.

As of June 30, 2014	JPZ	JSN	JLA	JPG
Inception date	10/26/04	1/26/05	5/25/05	11/22/05
Six months ended June 30, 2014:
Per share distribution:
From net investment income	$0.09	$0.07	$0.06	$0.10
From realized capital gains	0.00	0.00	0.00	0.00
Return of capital	0.41	0.44	0.46	0.42
Total per share distribution	$0.50	$0.51	$0.52	$0.52
Annualized distribution rate on NAV	7.21%	7.46%	7.37%	6.60%
Current distribution rate*	7.60%	7.91%	7.80%	7.21%
Average annual total returns:
6-Month (Cumulative) on NAV	4.08%	3.91%	3.71%	3.88%
1-Year on NAV	11.98%	11.59%	12.95%	13.32%
5-Year on NAV	11.82%	11.15%	11.39%	12.80%
Since inception on NAV	5.73%	5.80%	6.02%	5.87%

*  Current distribution rate is based on the Funds' current annualized quarterly distribution divided by the Funds' current market price. The Funds' quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Funds' distributions, a return of capital for tax purposes.

SHARE REPURCHASES

As of June 30, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	JPZ	JSN	JLA	JPG
Shares Cummulatively Repurchase and Retired	460,238	550,600	462,633	383,763
Shares Authorized for Repurchase	3,845,000	6,650,000	2,570,000	1,615,000

During the current reporting period, the Funds did not repurchase any of their outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2014, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JPZ	JSN	JLA	JPG
NAV	$13.87	$13.67	$14.11	$15.76
Share Price	$13.11	$12.85	$13.29	$14.47
Premium/(Discount) to NAV	(5.48)%	(6.00)%	(5.81)%	(8.19)%
6-Month Average Premium/(Discount) to NAV	(8.18)%	(6.73)%	(7.89)%	(8.48)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolio.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

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Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund

Performance Overview and Holding Summaries as of June 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JPZ at NAV	4.08%	11.98%	11.82%	5.73%
JPZ at Share Price	8.54%	13.15%	14.03%	5.22%
S&P 500® Index	7.14%	24.61%	18.83%	8.29%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.6%
Short-Term Investments	3.2%
Other Assets Less Liabilities	(3.8)%

Top Five Issuers

(% of total investments)2

Apple, Inc.	3.3%
Exxon Mobil Corporation	2.6%
Microsoft Corporation	1.9%
Johnson & Johnson	1.8%
Wells Fargo & Company	1.6%

Portfolio Composition

(% of total investments)2

Oil, Gas & Consumable Fuels	8.6%
Pharmaceuticals	6.1%
Banks	5.7%
Computers & Peripherals	3.9%
Software	3.8%
Media	3.4%
IT Services	3.4%
Internet Software & Services	3.1%
Semiconductors & Equipment	2.6%
Chemicals	2.6%
Insurance	2.6%
Aerospace & Defense	2.5%
Biotechnology	2.5%
Industrial Conglomerates	2.4%
Beverages	2.4%
Machinery	2.4%
Diversified Telecommunication Services	2.3%
Specialty Retail	2.2%
Real Estate Investment Trust	2.2%
Energy Equipment & Services	2.2%
Health Care Providers & Services	2.1%
Communications Equipment	1.9%
Capital Markets	1.9%
Household Products	1.8%
Health Care Equipment & Supplies	1.7%
Tobacco	1.7%
Short-Term Investments	3.1%
Other Industries	18.9%

1  Since inception returns are from 10/26/04.

2  Excluding investments in derivatives.

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund

Performance Overview and Holding Summaries as of June 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JSN at NAV	3.91%	11.59%	11.15%	5.80%
JSN at Share Price	5.67%	13.14%	13.28%	5.21%
JSN Blended Index (Comparative Index)	7.16%	26.53%	19.45%	8.55%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	101.2%
Short-Term Investments	2.8%
Other Assets Less Liabilities	(4.0)%

Top Five Issuers

(% of total investments)2

Apple, Inc.	6.0%
Microsoft Corporation	3.5%
Intel Corporation	2.0%
Gilead Sciences, Inc.	2.0%
Amazon.com, Inc.	1.8%

Portfolio Composition

(% of total investments)2

Computers & Peripherals	7.0%
Internet Software & Services	6.3%
Oil, Gas & Consumable Fuels	6.1%
Software	5.9%
Pharmaceuticals	5.0%
Banks	4.3%
Biotechnology	4.1%
Semiconductors & Equipment	3.6%
Communications Equipment	3.5%
IT Services	3.1%
Media	2.6%
Internet & Catalog Retail	2.6%
Aerospace & Defense	2.5%
Energy Equipment & Services	2.1%
Health Care Providers & Services	2.1%
Industrial Conglomerates	2.0%
Specialty Retail	2.0%
Machinery	1.9%
Insurance	1.9%
Diversified Telecommunication Services	1.8%
Hotels, Restaurants & Leisure	1.7%
Beverages	1.7%
Health Care Equipment & Supplies	1.6%
Chemicals	1.5%
Household Products	1.5%
Short-Term Investments	2.7%
Other Industries	18.9%

1  Since inception returns are from 1/26/05.

2  Excluding investments in derivatives.

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund

Performance Overview and Holding Summaries as of June 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JLA at NAV	3.71%	12.95%	11.39%	6.02%
JLA at Share Price	9.36%	17.19%	14.01%	5.52%
JLA Blended Index (Comparative Index)	7.18%	28.45%	20.03%	9.36%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	101.5%
Short-Term Investments	2.9%
Other Assets Less Liabilities	(4.4)%

Top Five Issuers

(% of total investments)2

Apple, Inc.	8.5%
Microsoft Corporation	5.0%
Intel Corporation	2.6%
Google Inc., Class A	2.5%
Gilead Sciences, Inc.	2.5%

Portfolio Composition

(% of total investments)2

Internet Software & Services	9.9%
Computers & Peripherals	9.4%
Software	7.9%
Biotechnology	5.8%
Semiconductors & Equipment	5.8%
Communications Equipment	4.0%
Oil, Gas & Consumable Fuels	3.9%
Pharmaceuticals	3.8%
Internet & Catalog Retail	3.6%
Media	3.3%
IT Services	3.0%
Banks	2.9%
Health Care Providers & Services	2.6%
Food & Staples Retailing	1.7%
Specialty Retail	1.6%
Electrical Equipment	1.6%
Energy Equipment & Services	1.5%
Health Care Equipment & Supplies	1.4%
Aerospace & Defense	1.4%
Insurance	1.4%
Hotels, Restaurants & Leisure	1.4%
Short-Term Investments	2.8%
Other Industries	19.3%

1  Since inception returns are from 5/25/05.

2  Excluding investments in derivatives.

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund

Performance Overview and Holding Summaries as of June 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JPG at NAV	3.88%	13.32%	12.80%	5.87%
JPG at Share Price	6.23%	13.11%	13.82%	5.03%
S&P 500® Index	7.14%	24.61%	18.83%	7.52%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.2%
Short-Term Investments	3.1%
Other Assets Less Liabilities	(3.3)%

Top Five Issuers

(% of total investments)2

Apple, Inc.	3.3%
Exxon Mobil Corporation	2.5%
Microsoft Corporation	1.9%
Johnson & Johnson	1.8%
Wells Fargo & Company	1.6%

Portfolio Composition

(% of total investments)2

Oil, Gas & Consumable Fuels	8.7%
Banks	6.1%
Pharmaceuticals	6.1%
Computers & Peripherals	4.1%
Software	3.9%
Media	3.8%
IT Services	3.5%
Internet Software & Services	3.3%
Aerospace & Defense	2.7%
Insurance	2.7%
Machinery	2.6%
Chemicals	2.6%
Semiconductors & Equipment	2.6%
Energy Equipment & Services	2.5%
Health Care Providers & Services	2.3%
Diversified Telecommunication Services	2.1%
Specialty Retail	2.1%
Biotechnology	2.1%
Communications Equipment	2.1%
Beverages	2.0%
Food & Staples Retailing	2.0%
Capital Markets	1.9%
Industrial Conglomerates	1.9%
Real Estate Investment Trust	1.9%
Household Products	1.8%
Short-Term Investments	3.0%
Other Industries	19.6%

1  Since inception returns are from 11/22/05.

2  Excluding investments in derivatives.

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.6%
	COMMON STOCKS – 100.6% (5)
	Aerospace & Defense – 2.6%
31,996	Boeing Company	$4,070,851
40,056	Honeywell International Inc.	3,723,205
28,509	Raytheon Company	2,629,955
31,674	United Technologies Corporation	3,656,763
	Total Aerospace & Defense	14,080,774
	Air Freight & Logistics – 0.7%
38,709	United Parcel Service, Inc., Class B	3,973,866
	Airlines – 0.0%
3,957	United Continental Holdings, Inc., (2)	162,514
	Auto Components – 0.2%
30,296	Cooper Tire & Rubber Company	908,880
	Automobiles – 0.8%
174,749	Ford Motor Company	3,012,673
8,800	General Motors Company	319,440
16,861	Harley-Davidson, Inc.	1,177,741
	Total Automobiles	4,509,854
	Banks – 6.0%
399,348	Bank of America Corporation	6,137,979
110,500	Citigroup Inc.	5,204,550
33,724	Comerica Incorporated	1,691,596
11,920	HSBC Holdings PLC, Sponsored ADR	605,536
132,014	JPMorgan Chase & Co.	7,606,647
17,184	PNC Financial Services Group, Inc.	1,530,235
170,506	Wells Fargo & Company	8,961,793
	Total Banks	31,738,336
	Beverages – 2.5%
150,192	Coca-Cola Company	6,362,133
14,723	Monster Beverage Corporation, (2)	1,045,775
68,144	PepsiCo, Inc.	6,087,985
	Total Beverages	13,495,893
	Biotechnology – 2.6%
37,745	Amgen Inc.	4,467,876
4,900	Biogen Idec Inc., (2)	1,545,019
44,106	Celgene Corporation, (2)	3,787,823
47,374	Gilead Sciences, Inc., (2)	3,927,778
	Total Biotechnology	13,728,496
	Building Products – 0.2%
4,369	Allegion PLC	247,635
42,748	Masco Corporation	949,006
	Total Building Products	1,196,641

Nuveen Investments

Shares	Description (1)	Value
	Capital Markets – 2.0%
71,592	Charles Schwab Corporation	$1,927,973
17,474	Goldman Sachs Group, Inc.	2,925,847
35,138	Legg Mason, Inc.	1,802,931
49,244	Morgan Stanley	1,592,059
38,635	Waddell & Reed Financial, Inc., Class A	2,418,165
	Total Capital Markets	10,666,975
	Chemicals – 2.7%
42,963	Dow Chemical Company	2,210,876
42,638	E.I. Du Pont de Nemours and Company	2,790,231
28,457	Eastman Chemical Company	2,485,719
21,559	Monsanto Company	2,689,270
49,316	Olin Corporation	1,327,587
60,403	RPM International, Inc.	2,789,411
	Total Chemicals	14,293,094
	Commercial Services & Supplies – 0.6%
3,549	Deluxe Corporation	207,900
40,642	Pitney Bowes Inc.	1,122,532
16,031	R.R. Donnelley & Sons Company	271,886
35,497	Waste Management, Inc.	1,587,781
	Total Commercial Services & Supplies	3,190,099
	Communications Equipment – 2.0%
14,156	ADTRAN, Inc.	319,359
3,408	Ciena Corporation, (2)	73,817
202,830	Cisco Systems, Inc.	5,040,326
11,034	JDS Uniphase Corporation, (2)	137,594
21,303	Motorola Solutions Inc.	1,418,141
47,014	QUALCOMM, Inc.	3,723,509
	Total Communications Equipment	10,712,746
	Computers & Peripherals – 4.0%
196,833	Apple, Inc.	18,291,688
92,586	EMC Corporation	2,438,715
22,059	Hewlett-Packard Company	742,947
	Total Computers & Peripherals	21,473,350
	Consumer Finance – 0.7%
23,246	American Express Company	2,205,348
28,647	Discover Financial Services	1,775,541
	Total Consumer Finance	3,980,889
	Containers & Packaging – 0.6%
3,177	Avery Dennison Corporation	162,821
37,972	Packaging Corp. of America	2,714,618
5,718	Sonoco Products Company	251,192
	Total Containers & Packaging	3,128,631
	Distributors – 0.3%
18,274	Genuine Parts Company	1,604,457
	Diversified Consumer Services – 0.0%
7,623	Apollo Education Group, Inc., (2)	238,219

Nuveen Investments

JPZ  Nuveen Equity Premium Income Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Diversified Financial Services – 1.0%
3,400	Berkshire Hathaway Inc., Class B, (2)	$430,304
33,950	CME Group, Inc.	2,408,753
6,934	IntercontinentalExchange, Inc.	1,309,833
39,312	Leucadia National Corporation	1,030,761
	Total Diversified Financial Services	5,179,651
	Diversified Telecommunication Services – 2.4%
136,215	AT&T Inc.	4,816,562
20,819	CenturyLink Inc.	753,648
234,543	Frontier Communications Corporation	1,369,731
114,570	Verizon Communications Inc.	5,605,910
18,198	Windstream Holdings Inc.	181,252
	Total Diversified Telecommunication Services	12,727,103
	Electric Utilities – 1.2%
14,367	Duke Energy Corporation	1,065,888
27,323	Great Plains Energy Incorporated	734,169
38,092	OGE Energy Corp.	1,488,635
80,800	Pepco Holdings, Inc.	2,220,384
15,004	Southern Company	680,882
	Total Electric Utilities	6,189,958
	Electrical Equipment – 0.7%
28,305	Emerson Electric Company	1,878,320
14,553	Rockwell Automation, Inc.	1,821,453
	Total Electrical Equipment	3,699,773
	Electronic Equipment & Instruments – 0.3%
63,957	Corning Incorporated	1,403,856
	Energy Equipment & Services – 2.2%
4,164	Diamond Offshore Drilling, Inc.	206,659
18,452	Ensco PLC, Class A, Sponsored ADR	1,025,378
49,235	Halliburton Company	3,496,177
8,300	Patterson-UTI Energy, Inc.	290,002
51,027	Schlumberger Limited	6,018,635
16,157	Tidewater Inc.	907,216
	Total Energy Equipment & Services	11,944,067
	Food & Staples Retailing – 1.4%
39,079	CVS Caremark Corporation	2,945,384
38,696	SUPERVALU Inc., (2)	318,081
55,680	Wal-Mart Stores, Inc.	4,179,898
	Total Food & Staples Retailing	7,443,363
	Food Products – 1.2%
37,375	Kraft Foods Group, Inc.	2,240,631
112,127	Mondelez International Inc., Class A	4,217,096
	Total Food Products	6,457,727
	Gas Utilities – 0.7%
21,816	AGL Resources Inc.	1,200,534
12,516	Atmos Energy Corporation	668,354
19,475	National Fuel Gas Company	1,524,893
9,629	ONE Gas Inc.	363,495
	Total Gas Utilities	3,757,276

Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 1.8%
72,041	Abbott Laboratories	$2,946,477
4,460	Hologic Inc., (2)	113,061
3,342	Intuitive Surgical, Inc., (2)	1,376,236
78,706	Medtronic, Inc.	5,018,295
	Total Health Care Equipment & Supplies	9,454,069
	Health Care Providers & Services – 2.2%
6,002	Aetna Inc.	486,642
6,901	Brookdale Senior Living Inc., (2)	230,079
33,153	Express Scripts Holding Company, (2)	2,298,497
13,578	HCA Holdings Inc., (2)	765,528
1,116	Henry Schein Inc., (2)	132,436
19,697	Kindred Healthcare Inc.	455,001
60,801	UnitedHealth Group Incorporated	4,970,482
23,874	WellPoint Inc.	2,569,081
	Total Health Care Providers & Services	11,907,746
	Health Care Technology – 0.0%
228	Cerner Corporation, (2)	11,760
	Hotels, Restaurants & Leisure – 1.0%
22,200	Carnival Corporation	835,830
42,761	International Game Technology	680,328
2,272	Interval Leisure Group Inc.	49,848
39,308	McDonald's Corporation	3,959,888
	Total Hotels, Restaurants & Leisure	5,525,894
	Household Durables – 0.7%
2,893	Garmin Limited	176,184
64,653	Newell Rubbermaid Inc.	2,003,596
1,285	Tupperware Brands Corporation	107,555
10,604	Whirlpool Corporation	1,476,289
	Total Household Durables	3,763,624
	Household Products – 1.9%
29,756	Colgate-Palmolive Company	2,028,764
11,711	Kimberly-Clark Corporation	1,302,497
87,105	Procter & Gamble Company	6,845,582
	Total Household Products	10,176,843
	Industrial Conglomerates – 2.5%
34,969	3M Co.	5,008,960
323,504	General Electric Company	8,501,685
	Total Industrial Conglomerates	13,510,645
	Insurance – 2.7%
47,749	Allstate Corporation	2,803,821
4,100	American International Group, Inc.	223,778
8,871	Arthur J. Gallagher & Co.	413,389
25,143	Fidelity National Financial, Inc., Class A	823,685
20,464	Hartford Financial Services Group, Inc.	732,816
13,665	Kemper Corporation	503,692
41,871	Lincoln National Corporation	2,153,844
63,707	Marsh & McLennan Companies, Inc.	3,301,297
34,285	Travelers Companies, Inc.	3,225,190
	Total Insurance	14,181,512

Nuveen Investments

JPZ  Nuveen Equity Premium Income Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Internet & Catalog Retail – 1.6%
14,883	Amazon.com, Inc., (2)	$4,833,701
8,921	FTD Companies Inc., (2)	283,599
3,103	HSN, Inc.	183,822
2,429	Lands' End Inc., (2)	81,566
2,786	The Priceline Group Inc., (2)	3,351,558
	Total Internet & Catalog Retail	8,734,246
	Internet Software & Services – 3.2%
10,937	Akamai Technologies, Inc., (2)	667,813
5,616	Conversant Inc., (2)	142,646
24,425	eBay Inc., (2)	1,222,716
41,527	Facebook Inc., Class A Shares, (2)	2,794,352
8,710	Google Inc., Class A, (2)	5,092,476
8,710	Google Inc., Class C, (2)	5,010,689
6,372	United Online, Inc.	66,269
10,002	VeriSign, Inc., (2)	488,198
46,124	Yahoo! Inc., (2)	1,620,336
	Total Internet Software & Services	17,105,495
	IT Services – 3.5%
1,600	Alliance Data Systems Corporation, (2)	450,000
34,359	Automatic Data Processing, Inc.	2,723,982
34,398	Cognizant Technology Solutions Corporation, Class A, (2)	1,682,406
27,829	Fidelity National Information Services, Inc.	1,523,359
23,813	International Business Machines Corporation	4,316,583
54,611	MasterCard, Inc.	4,012,270
42,671	Paychex, Inc.	1,773,407
10,058	Visa Inc., Class A	2,119,321
	Total IT Services	18,601,328
	Leisure Equipment & Products – 0.4%
14,706	Polaris Industries Inc.	1,915,309
	Machinery – 2.5%
14,537	Caterpillar Inc.	1,579,736
14,523	Cummins Inc.	2,240,754
15,053	Deere & Company	1,363,049
13,600	Graco Inc.	1,061,888
13,107	Ingersoll-Rand PLC	819,319
16,893	Parker Hannifin Corporation	2,123,957
11,767	Snap-on Incorporated	1,394,625
5,979	SPX Corporation	646,988
12,948	Stanley Black & Decker Inc.	1,137,093
12,000	Timken Company	814,080
	Total Machinery	13,181,489
	Media – 3.6%
37,547	CBS Corporation, Class B	2,333,171
86,888	Comcast Corporation, Class A	4,664,148
6,400	DISH Network Corporation, Class A, (2)	416,512
39,613	New York Times Company, Class A	602,514
2,025	News Corporation, Class B Shares, (2)	35,336
33,972	Omnicom Group, Inc.	2,419,486
113,479	Regal Entertainment Group, Class A	2,394,407
72,272	Walt Disney Company (The)	6,196,601
	Total Media	19,062,175

Nuveen Investments

Shares	Description (1)	Value
	Metals & Mining – 0.8%
88,284	Alcoa Inc.	$1,314,549
8,274	Freeport-McMoRan Copper & Gold, Inc.	302,001
6,726	Newmont Mining Corporation	171,109
24,595	Nucor Corporation	1,211,304
32,749	Southern Copper Corporation	994,587
	Total Metals & Mining	3,993,550
	Multiline Retail – 1.0%
4,000	Family Dollar Stores, Inc.	264,560
32,196	Macy's, Inc.	1,868,012
25,718	Nordstrom, Inc.	1,747,024
8,076	Sears Holdings Corporation, (2)	322,717
22,023	Target Corporation	1,276,233
	Total Multiline Retail	5,478,546
	Multi-Utilities – 1.6%
40,212	Ameren Corporation	1,643,867
22,660	Consolidated Edison, Inc.	1,308,388
30,824	Integrys Energy Group, Inc.	2,192,511
15,734	NorthWestern Corporation	821,157
60,347	Public Service Enterprise Group Incorporated	2,461,554
	Total Multi-Utilities	8,427,477
	Oil, Gas & Consumable Fuels – 8.9%
9,051	Cenovus Energy Inc.	292,981
59,577	Chevron Corporation	7,777,777
51,523	ConocoPhillips	4,417,067
39,168	CONSOL Energy Inc.	1,804,470
21,204	Continental Resources Inc., (2)	3,351,080
16,151	Encana Corporation	382,940
40,938	EOG Resources, Inc.	4,784,015
144,598	Exxon Mobil Corporation	14,558,125
30,627	Occidental Petroleum Corporation	3,143,249
38,518	ONEOK, Inc.	2,622,305
38,405	Phillips 66	3,088,914
4,626	Total SA, Sponsored ADR	333,997
22,108	Valero Energy Corporation	1,107,611
	Total Oil, Gas & Consumable Fuels	47,664,531
	Pharmaceuticals – 6.3%
50,162	AbbVie Inc.	2,831,143
68,565	Bristol-Myers Squibb Company	3,326,088
41,183	Eli Lilly and Company	2,560,347
94,658	Johnson & Johnson	9,903,118
125,578	Merck & Co., Inc.	7,264,687
261,757	Pfizer Inc.	7,768,948
	Total Pharmaceuticals	33,654,331
	Professional Services – 0.1%
3,665	Manpower Inc.	310,975
6,949	Resources Connection, Inc.	91,101
	Total Professional Services	402,076
	Real Estate Investment Trust – 2.3%
87,010	Annaly Capital Management Inc.	994,524
39,521	Brandywine Realty Trust	616,528
55,131	CubeSmart	1,010,000
25,456	Equity Commonwealth	670,002

Nuveen Investments

JPZ  Nuveen Equity Premium Income Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)
15,432	Health Care REIT, Inc.	$967,123
47,225	Healthcare Realty Trust, Inc.	1,200,460
45,684	Hospitality Properties Trust	1,388,794
88,469	Lexington Realty Trust	974,044
27,077	Liberty Property Trust	1,027,031
17,263	Medical Properties Trust Inc.	228,562
28,311	MFA Financial, Inc.	232,433
26,716	Senior Housing Properties Trust	648,932
21,195	Ventas Inc.	1,358,600
26,870	Weyerhaeuser Company	889,128
	Total Real Estate Investment Trust	12,206,161
	Road & Rail – 1.3%
17,765	Norfolk Southern Corporation	1,830,328
48,658	Union Pacific Corporation	4,853,636
	Total Road & Rail	6,683,964
	Semiconductors & Equipment – 2.7%
25,275	Analog Devices, Inc.	1,366,619
89,320	Applied Materials, Inc.	2,014,166
21,444	Broadcom Corporation, Class A	796,001
197,865	Intel Corporation	6,114,029
12,846	Intersil Corporation, Class A	192,048
3,087	Lam Research Corporation	208,619
24,776	Microchip Technology Incorporated	1,209,317
27,856	NVIDIA Corporation	516,450
45,978	Texas Instruments Incorporated	2,197,289
	Total Semiconductors & Equipment	14,614,538
	Software – 3.9%
23,572	Adobe Systems Incorporated, (2)	1,705,670
18,599	Autodesk, Inc., (2)	1,048,612
257,415	Microsoft Corporation	10,734,204
133,999	Oracle Corporation	5,430,979
34,306	Salesforce.com, Inc., (2)	1,992,492
	Total Software	20,911,957
	Specialty Retail – 2.3%
18,330	Abercrombie & Fitch Co., Class A	792,773
33,811	American Eagle Outfitters, Inc.	379,359
21,475	Best Buy Co., Inc.	665,940
7,749	CST Brands, Inc.	267,341
46,489	Home Depot, Inc.	3,763,749
23,638	L Brands, Inc.	1,386,605
43,175	Lowe's Companies, Inc.	2,071,968
472	Ross Stores, Inc.	31,213
13,465	Tiffany & Co.	1,349,866
28,637	TJX Companies, Inc.	1,522,057
	Total Specialty Retail	12,230,871
	Textiles, Apparel & Luxury Goods – 0.2%
15,064	VF Corporation	949,032
	Thrifts & Mortgage Finance – 0.3%
36,703	Hudson City Bancorp, Inc.	360,790
60,610	New York Community Bancorp Inc.	968,548
	Total Thrifts & Mortgage Finance	1,329,338

Nuveen Investments

Shares	Description (1)	Value
	Tobacco – 1.7%
97,022	Altria Group, Inc.	$4,069,103
45,868	Philip Morris International, Inc.	3,867,131
20,787	Reynolds American Inc.	1,254,495
5,364	Vector Group Ltd.	110,928
	Total Tobacco	9,301,657
	Wireless Telecommunication Services – 0.0%
5,500	Spok Holdings Inc., (2)	84,700
	Total Long-Term Investments (cost $311,831,589)	536,951,352

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.2%
$17,149	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $17,148,959, collateralized by $16,660,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $17,493,000	0.000%	7/01/14	$17,148,959
	Total Short-Term Investments (cost $17,148,959)			17,148,959
	Total Investments (cost $328,980,548) – 103.8%			554,100,311
	Other Assets Less Liabilities – (3.8)% (3)			(20,498,447)
	Net Assets – 100%			$533,601,864

Investments in Derivatives as of June 30, 2014

Options Written outstanding:

Number of Contracts	Description	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(317)	S&P 500® Index	$(61,181,000)	7/03/14	$1,930	$(998,550)
(315)	S&P 500® Index	(62,212,500)	7/11/14	1,975	(121,275)
(322)	S&P 500® Index	(60,375,000)	7/19/14	1,875	(2,793,350)
(295)	S&P 500® Index	(56,050,000)	7/19/14	1,900	(1,862,925)
(259)	S&P 500® Index	(50,505,000)	7/19/14	1,950	(538,720)
(636)	S&P 500® Index	(122,430,000)	8/16/14	1,925	(3,087,780)
(305)	S&P 500® Index	(59,475,000)	8/16/14	1,950	(934,825)
(260)	S&P 500® Index	(50,050,000)	9/20/14	1,925	(1,504,100)
(2,709)	Total Options Written (premiums received $8,302,528)	$(522,278,500)			$(11,841,525)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Other Assets Less Liabilities includes the Value of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)  The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 101.2%
	COMMON STOCKS – 101.2% (5)
	Aerospace & Defense – 2.6%
37,352	Boeing Company	$4,752,295
48,538	Honeywell International Inc.	4,511,607
8,874	Huntington Ingalls Industries Inc.	839,392
17,575	Lockheed Martin Corporation	2,824,830
31,240	Northrop Grumman Corporation	3,737,241
32,796	Raytheon Company	3,025,431
31,622	United Technologies Corporation	3,650,760
	Total Aerospace & Defense	23,341,556
	Air Freight & Logistics – 0.8%
66,243	United Parcel Service, Inc., Class B	6,800,506
	Auto Components – 0.2%
60,739	Gentex Corporation	1,766,898
	Automobiles – 0.7%
213,263	Ford Motor Company	3,676,654
33,442	Harley-Davidson, Inc.	2,335,924
	Total Automobiles	6,012,578
	Banks – 4.5%
515,284	Bank of America Corporation	7,919,915
92,281	Citigroup Inc.	4,346,435
71,851	Fifth Third Bancorp	1,534,019
86,613	First Horizon National Corporation	1,027,230
179,789	JPMorgan Chase & Co.	10,359,442
6	Lloyds Banking Group PLC, Sponsored ADR, (2)	31
111,373	U.S. Bancorp	4,824,678
208,745	Wells Fargo & Company	10,971,637
	Total Banks	40,983,387
	Beverages – 1.7%
186,928	Coca-Cola Company	7,918,270
28,504	Monster Beverage Corporation, (2)	2,024,639
65,346	PepsiCo, Inc.	5,838,012
	Total Beverages	15,780,921
	Biotechnology – 4.3%
61,944	Amgen Inc.	7,332,311
147,532	Celgene Corporation, (2)	12,670,048
230,503	Gilead Sciences, Inc., (2)	19,111,003
	Total Biotechnology	39,113,362
	Capital Markets – 1.5%
129,710	Charles Schwab Corporation	3,493,090
48,725	Eaton Vance Corporation	1,841,318
5,564	Goldman Sachs Group, Inc.	931,636
43,099	Legg Mason, Inc.	2,211,410
101,241	Morgan Stanley	3,273,122
31,993	Waddell & Reed Financial, Inc., Class A	2,002,442
	Total Capital Markets	13,753,018

Nuveen Investments

Shares	Description (1)	Value
	Chemicals – 1.5%
35,894	Dow Chemical Company	$1,847,105
28,183	E.I. Du Pont de Nemours and Company	1,844,296
48,452	Eastman Chemical Company	4,232,282
33,559	Monsanto Company	4,186,150
10,878	Potash Corporation of Saskatchewan, Inc.	412,929
33,218	RPM International, Inc.	1,534,007
	Total Chemicals	14,056,769
	Commercial Services & Supplies – 0.4%
23,371	Deluxe Corporation	1,369,073
49,936	R.R. Donnelley & Sons Company	846,915
36,134	Waste Management, Inc.	1,616,274
	Total Commercial Services & Supplies	3,832,262
	Communications Equipment – 3.6%
45,063	ADTRAN, Inc.	1,016,621
550,093	Cisco Systems, Inc.	13,669,811
19,247	Harris Corporation	1,457,960
14,940	Motorola Solutions Inc.	994,556
197,245	QUALCOMM, Inc.	15,621,804
	Total Communications Equipment	32,760,752
	Computers & Peripherals – 7.3%
609,441	Apple, Inc.	56,635,347
157,114	EMC Corporation	4,138,383
92,971	Hewlett-Packard Company	3,131,263
65,269	NetApp, Inc.	2,383,624
	Total Computers & Peripherals	66,288,617
	Consumer Finance – 1.1%
51,885	American Express Company	4,922,330
55,844	Discover Financial Services	3,461,211
77,393	Navient Corporation	1,370,630
77,393	SLM Corporation	643,136
	Total Consumer Finance	10,397,307
	Containers & Packaging – 0.5%
59,259	Packaging Corp. of America	4,236,426
9,671	Sonoco Products Company	424,847
	Total Containers & Packaging	4,661,273
	Distributors – 0.2%
18,777	Genuine Parts Company	1,648,621
	Diversified Financial Services – 1.5%
82,927	Berkshire Hathaway Inc., Class B, (2)	10,495,241
41,458	CME Group, Inc.	2,941,445
3,691	ING Groep N.V., Sponsored ADR, (2)	51,748
	Total Diversified Financial Services	13,488,434
	Diversified Telecommunication Services – 1.9%
230,984	AT&T Inc.	8,167,594
93,521	Frontier Communications Corporation	546,163
176,030	Verizon Communications Inc.	8,613,148
	Total Diversified Telecommunication Services	17,326,905

Nuveen Investments

JSN  Nuveen Equity Premium Opportunity Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Electric Utilities – 1.0%
57,289	Companhia Energetica de Minas Gerais, Sponsored ADR	$457,739
1	Duke Energy Corporation	74
71,296	Great Plains Energy Incorporated	1,915,724
51,543	OGE Energy Corp.	2,014,300
129,707	Pepco Holdings, Inc.	3,564,348
11,931	Pinnacle West Capital Corporation	690,089
	Total Electric Utilities	8,642,274
	Electrical Equipment – 1.1%
14,520	Eaton Corporation PLC	1,120,654
48,371	Emerson Electric Company	3,209,900
11,240	Hubbell Incorporated, Class B	1,384,206
31,575	Rockwell Automation, Inc.	3,951,927
	Total Electrical Equipment	9,666,687
	Electronic Equipment & Instruments – 0.2%
88,036	Corning Incorporated	1,932,390
	Energy Equipment & Services – 2.2%
25,308	Diamond Offshore Drilling, Inc.	1,256,036
16,704	Ensco PLC, Class A, Sponsored ADR	928,241
86,832	Halliburton Company	6,165,940
54,107	Patterson-UTI Energy, Inc.	1,890,499
75,828	Schlumberger Limited	8,943,913
17,510	Tidewater Inc.	983,187
	Total Energy Equipment & Services	20,167,816
	Food & Staples Retailing – 1.5%
43,950	CVS Caremark Corporation	3,312,512
82,219	Kroger Co. (The)	4,064,085
38,974	SUPERVALU Inc., (2)	320,366
62,176	Walgreen Co.	4,609,107
13,010	Wal-Mart Stores, Inc.	976,661
	Total Food & Staples Retailing	13,282,731
	Food Products – 1.0%
53,358	Kraft Foods Group, Inc.	3,198,812
149,606	Mondelez International Inc.	5,626,682
	Total Food Products	8,825,494
	Gas Utilities – 0.6%
34,085	Atmos Energy Corporation	1,820,139
32,115	National Fuel Gas Company	2,514,605
24,902	ONE Gas Inc.	940,051
	Total Gas Utilities	5,274,795
	Health Care Equipment & Supplies – 1.7%
91,444	Abbott Laboratories	3,740,060
44,562	Baxter International, Inc.	3,221,833
36,821	Hill Rom Holdings Inc.	1,528,440
87,193	Hologic Inc., (2)	2,210,343
70,699	Medtronic, Inc.	4,507,768
	Total Health Care Equipment & Supplies	15,208,444

Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services – 2.2%
41,335	Aetna Inc.	$3,351,442
62,293	Brookdale Senior Living Inc., (2)	2,076,849
94,158	Express Scripts Holding Company, (2)	6,527,974
55,314	UnitedHealth Group Incorporated	4,521,920
28,746	WellPoint Inc.	3,093,357
	Total Health Care Providers & Services	19,571,542
	Hotels, Restaurants & Leisure – 1.8%
51,390	International Game Technology	817,615
4,969	Las Vegas Sands Corp.	378,737
41,862	McDonald's Corporation	4,217,178
53,048	Starbucks Corporation	4,104,854
21,179	Starwood Hotels & Resorts Worldwide, Inc.	1,711,687
23,029	Wynn Resorts Ltd	4,779,899
	Total Hotels, Restaurants & Leisure	16,009,970
	Household Durables – 0.6%
38,947	KB Home	727,530
54,753	Newell Rubbermaid Inc.	1,696,795
19,851	Whirlpool Corporation	2,763,656
	Total Household Durables	5,187,981
	Household Products – 1.5%
83,232	Colgate-Palmolive Company	5,674,758
104,000	Procter & Gamble Company	8,173,360
	Total Household Products	13,848,118
	Industrial Conglomerates – 2.0%
18,476	3M Co.	2,646,502
459,018	General Electric Company	12,062,993
26,708	Roper Industries Inc.	3,899,635
	Total Industrial Conglomerates	18,609,130
	Insurance – 1.9%
59,372	Allstate Corporation (The)	3,486,324
24,977	American International Group, Inc.	1,363,245
26,066	Arthur J. Gallagher & Co.	1,214,676
92,800	CNO Financial Group Inc.	1,651,840
4,242	Fidelity National Financial Inc., Class A	138,968
65,958	Genworth Financial Inc., Class A, (2)	1,147,669
23,657	Hartford Financial Services Group, Inc.	847,157
13,952	Kemper Corporation	514,271
35,717	Lincoln National Corporation	1,837,282
103,489	Marsh & McLennan Companies, Inc.	5,362,800
	Total Insurance	17,564,232
	Internet & Catalog Retail – 2.7%
51,843	Amazon.com, Inc., (2)	16,837,569
27,170	HSN, Inc.	1,609,551
6,441	Lands' End, Inc. (2)	216,289
740	Netflix Inc., (2)	326,044
4,391	The Priceline Group Inc., (2)	5,282,373
	Total Internet & Catalog Retail	24,271,826

Nuveen Investments

JSN  Nuveen Equity Premium Opportunity Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Internet Software & Services – 6.5%
39,603	Akamai Technologies, Inc., (2)	$2,418,159
58,343	Earthlink Holdings Corporation	217,036
166,450	eBay Inc., (2)	8,332,487
170,088	Facebook Inc., Class A Shares, (2)	11,445,222
28,584	Google Inc., Class A, (2)	16,712,207
28,344	Google Inc., Class C, (2)	16,305,736
22,576	IAC/InterActiveCorp	1,562,936
45,334	VeriSign, Inc., (2)	2,212,753
	Total Internet Software & Services	59,206,536
	IT Services – 3.2%
84,379	Automatic Data Processing, Inc.	6,689,567
61,069	Fidelity National Information Services, Inc.	3,342,917
42,693	International Business Machines Corporation	7,738,960
108,876	Paychex, Inc.	4,524,887
32,522	Visa Inc., Class A	6,852,711
	Total IT Services	29,149,042
	Leisure Equipment & Products – 0.7%
70,638	Mattel, Inc.	2,752,763
29,666	Polaris Industries Inc.	3,863,700
	Total Leisure Equipment & Products	6,616,463
	Machinery – 1.9%
13,101	Caterpillar Inc.	1,423,686
4,540	Deere & Company	411,097
43,913	Graco Inc.	3,428,727
35,953	Hillenbrand Inc.	1,172,787
23,133	Joy Global Inc.	1,424,530
27,707	SPX Corporation	2,998,174
37,699	Stanley Black & Decker Inc.	3,310,726
50,568	Timken Company	3,430,533
	Total Machinery	17,600,260
	Media – 2.7%
97,817	New York Times Company, Class A	1,487,797
75,168	News Corporation, Class A Shares, (2)	1,348,514
58,689	Omnicom Group, Inc.	4,179,831
82,498	Regal Entertainment Group, Class A	1,740,708
300,675	Twenty-First Century Fox Inc., Class A	10,568,726
63,870	Walt Disney Company (The)	5,476,214
	Total Media	24,801,790
	Metals & Mining – 0.8%
268,308	Alcoa Inc.	3,995,106
20,083	Barrick Gold Corporation	367,519
53,761	Freeport-McMoRan Copper & Gold, Inc.	1,962,277
148,596	Hecla Mining Company	512,656
16,325	Southern Copper Corporation	495,790
	Total Metals & Mining	7,333,348
	Multiline Retail – 1.0%
52,643	Macy's, Inc.	3,054,347
44,360	Nordstrom, Inc.	3,013,375
21,415	Sears Holdings Corporation, (2)	855,743
37,279	Target Corporation	2,160,318
	Total Multiline Retail	9,083,783

Nuveen Investments

Shares	Description (1)	Value
	Multi-Utilities – 0.7%
62,041	Ameren Corporation	$2,536,236
97,043	Public Service Enterprise Group Incorporated	3,958,384
	Total Multi-Utilities	6,494,620
	Oil, Gas & Consumable Fuels – 6.3%
93,813	Chevron Corporation	12,247,287
2,747	CNOOC Limited, Sponsored ADR	492,510
81,203	ConocoPhillips	6,961,533
161,814	Exxon Mobil Corporation	16,291,434
27,119	Hess Corporation	2,681,798
48,281	Occidental Petroleum Corporation	4,955,079
83,464	ONEOK, Inc.	5,682,229
3,274	PetroChina Company Limited, Sponsored ADR	411,051
54,850	Phillips 66	4,411,586
122,639	SandRidge Energy Inc., (2)	876,869
39,133	Statoil ASA, Sponsored ADR	1,206,470
23,753	Suncor Energy, Inc.	1,012,590
	Total Oil, Gas & Consumable Fuels	57,230,436
	Pharmaceuticals – 5.2%
83,632	AbbVie Inc.	4,720,190
130,799	Bristol-Myers Squibb Company	6,345,059
84,570	Eli Lilly and Company	5,257,717
121,657	Johnson & Johnson	12,727,755
155,861	Merck & Co. Inc.	9,016,559
308,024	Pfizer Inc.	9,142,152
	Total Pharmaceuticals	47,209,432
	Professional Services – 0.3%
29,079	Manpower Inc.	2,467,353
18,692	Resources Connection, Inc.	245,052
	Total Professional Services	2,712,405
	Real Estate Investment Trust – 1.4%
60,679	Apartment Investment & Management Company, Class A	1,958,111
69,975	Brandywine Realty Trust	1,091,610
34,687	CBL & Associates Properties Inc.	659,053
129,993	CubeSmart	2,381,472
114,294	DCT Industrial Trust Inc.	938,354
43,378	Health Care REIT, Inc.	2,718,499
79,809	Lexington Realty Trust	878,697
46,608	Liberty Property Trust	1,767,841
8,511	Ventas Inc.	545,555
	Total Real Estate Investment Trust	12,939,192
	Road & Rail – 0.9%
83,936	Union Pacific Corporation	8,372,616
	Semiconductors & Equipment – 3.8%
98,918	Altera Corporation	3,438,390
64,144	Analog Devices, Inc.	3,468,266
107,440	Broadcom Corporation, Class A	3,988,173
619,797	Intel Corporation	19,151,726
26,060	Intersil Corporation, Class A	389,597
81,111	Linear Technology Corporation	3,817,895
	Total Semiconductors & Equipment	34,254,047

Nuveen Investments

JSN  Nuveen Equity Premium Opportunity Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Software – 6.1%
128,956	Activision Blizzard Inc.	$2,875,719
109,674	Adobe Systems Incorporated, (2)	7,936,011
79,219	Autodesk, Inc., (2)	4,466,367
794,853	Microsoft Corporation	33,145,369
180,040	Oracle Corporation	7,297,021
	Total Software	55,720,487
	Specialty Retail – 2.0%
20,823	Abercrombie & Fitch Co., Class A	900,595
59,432	American Eagle Outfitters, Inc.	666,827
51,495	Best Buy Co., Inc.	1,596,860
58,779	CarMax, Inc., (2)	3,057,096
58,405	Gap, Inc.	2,427,896
42,385	Home Depot, Inc.	3,431,490
38,954	L Brands, Inc.	2,285,042
86,836	Lowe's Companies, Inc.	4,167,260
	Total Specialty Retail	18,533,066
	Thrifts & Mortgage Finance – 0.1%
40,800	MGIC Investment Corporation, (2)	376,992
56,714	New York Community Bancorp Inc.	906,290
	Total Thrifts & Mortgage Finance	1,283,282
	Tobacco – 1.2%
72,934	Altria Group, Inc.	3,058,852
61,677	Philip Morris International, Inc.	5,199,988
36,132	Reynolds American Inc.	2,180,566
	Total Tobacco	10,439,406
	Wireless Telecommunication Services – 0.1%
116,407	Sprint Corporation, (2)	992,952
	Total Long-Term Investments (cost $500,136,597)	920,049,759

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.8%
$25,762	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $25,761,877, collateralized by $25,030,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $26,281,500	0.000%	7/01/14	$25,761,877
	Total Short-Term Investments (cost $25,761,877)			25,761,877
	Total Investments (cost $525,898,474) – 104.0%			945,811,636
	Other Assets Less Liabilities – (4.0)% (3)			(36,638,038)
	Net Assets – 100%			$909,173,598

Nuveen Investments

Investments in Derivatives as of June 30, 2014

Options Written outstanding:

Number of Contracts	Description	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(73)	MINI-NASDAQ-100 Index	$(27,557,500)	7/11/14	$3,775	$(600,425)
(72)	MINI-NASDAQ-100 Index	(25,920,000)	7/19/14	3,600	(1,823,040)
(70)	MINI-NASDAQ-100 Index	(26,425,000)	7/19/14	3,775	(619,850)
(76)	MINI-NASDAQ-100 Index	(28,880,000)	7/25/14	3,800	(574,560)
(86)	MINI-NASDAQ-100 Index	(32,250,000)	8/16/14	3,750	(1,097,790)
(70)	MINI-NASDAQ-100 Index	(26,425,000)	8/16/14	3,775	(761,950)
(72)	MINI-NASDAQ-100 Index	(27,360,000)	8/16/14	3,800	(655,560)
(76)	MINI-NASDAQ-100 Index	(28,500,000)	9/20/14	3,750	(1,137,340)
(409)	S&P 500® Index	(78,937,000)	7/03/14	1,930	(1,288,350)
(403)	S&P 500® Index	(79,592,500)	7/11/14	1,975	(155,155)
(417)	S&P 500® Index	(78,187,500)	7/19/14	1,875	(3,617,475)
(363)	S&P 500® Index	(68,970,000)	7/19/14	1,900	(2,292,345)
(333)	S&P 500® Index	(64,935,000)	7/19/14	1,950	(692,640)
(806)	S&P 500® Index	(155,155,000)	8/16/14	1,925	(3,913,130)
(404)	S&P 500® Index	(78,780,000)	8/16/14	1,950	(1,238,260)
(333)	S&P 500® Index	(64,102,500)	9/20/14	1,925	(1,926,405)
(4,063)	Total Options Written (premiums received $15,606,326)	$(891,977,000)			$(22,394,275)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Other Assets Less Liabilities includes the Value of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)  The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 101.5%
	COMMON STOCKS – 101.5% (5)
	Aerospace & Defense – 1.4%
15,279	Boeing Company	$1,943,947
16,032	Honeywell International Inc.	1,490,174
15,314	United Technologies Corporation	1,768,001
	Total Aerospace & Defense	5,202,122
	Air Freight & Logistics – 0.6%
22,785	United Parcel Service, Inc., Class B	2,339,108
	Airlines – 0.3%
12,008	Delta Air Lines, Inc.	464,950
26,363	Southwest Airlines Co.	708,110
	Total Airlines	1,173,060
	Auto Components – 0.1%
10,102	American Axle & Manufacturing Holdings, Inc., (2)	190,827
	Automobiles – 0.5%
49,165	Ford Motor Company	847,605
14,597	Harley-Davidson, Inc.	1,019,600
	Total Automobiles	1,867,205
	Banks – 3.1%
149,582	Bank of America Corporation	2,299,075
34,216	Citigroup Inc.	1,611,574
38,673	JPMorgan Chase & Co.	2,228,338
33,171	U.S. Bancorp	1,436,968
66,560	Wells Fargo & Company	3,498,394
	Total Banks	11,074,349
	Beverages – 1.3%
36,625	Coca-Cola Company	1,551,435
15,729	Monster Beverage Corporation, (2)	1,117,231
24,602	PepsiCo, Inc.	2,197,943
	Total Beverages	4,866,609
	Biotechnology – 6.1%
55,224	Amgen Inc.	6,536,865
71,640	Celgene Corporation, (2)	6,152,443
112,148	Gilead Sciences, Inc., (2)	9,298,191
	Total Biotechnology	21,987,499
	Capital Markets – 1.4%
28,551	Bank of New York Mellon Corporation	1,070,091
62,652	Charles Schwab Corporation	1,687,218
1,581	Goldman Sachs Group, Inc.	264,723
24,475	Morgan Stanley	791,277
17,346	Waddell & Reed Financial, Inc., Class A	1,085,686
	Total Capital Markets	4,898,995

Nuveen Investments

Shares	Description (1)	Value
	Chemicals – 1.1%
973	CF Industries Holdings, Inc.	$234,036
18,504	Dow Chemical Company	952,216
22,041	E.I. Du Pont de Nemours and Company	1,442,363
10,514	Monsanto Company	1,311,516
4,219	Mosaic Company	208,630
	Total Chemicals	4,148,761
	Commercial Services & Supplies – 0.1%
10,378	R.R. Donnelley & Sons Company	176,011
	Communications Equipment – 4.2%
297,802	Cisco Systems, Inc.	7,400,380
97,720	QUALCOMM, Inc.	7,739,424
	Total Communications Equipment	15,139,804
	Computers & Peripherals – 9.8%
343,952	Apple, Inc.	31,963,458
28,119	EMC Corporation	740,654
19,045	Hewlett-Packard Company	641,436
23,692	Western Digital Corporation	2,186,772
	Total Computers & Peripherals	35,532,320
	Consumer Finance – 0.6%
8,310	American Express Company	788,370
6,671	Capital One Financial Corporation	551,025
27,215	Navient Corporation	481,978
27,215	SLM Corporation	226,157
	Total Consumer Finance	2,047,530
	Containers & Packaging – 0.5%
19,780	Packaging Corp. of America	1,414,072
4,824	Sonoco Products Company	211,918
	Total Containers & Packaging	1,625,990
	Distributors – 0.1%
3,449	Genuine Parts Company	302,822
	Diversified Consumer Services – 0.1%
4,119	ITT Educational Services, Inc., (2)	68,746
21,475	Service Corporation International	444,962
	Total Diversified Consumer Services	513,708
	Diversified Financial Services – 0.8%
3,641	Berkshire Hathaway Inc., Class B, (2)	460,805
19,235	CME Group, Inc.	1,364,723
13,902	Moody's Corporation	1,218,649
	Total Diversified Financial Services	3,044,177
	Diversified Telecommunication Services – 1.3%
56,804	AT&T Inc.	2,008,589
1	Frontier Communications Corporation	6
58,014	Verizon Communications Inc.	2,838,625
	Total Diversified Telecommunication Services	4,847,220

Nuveen Investments

JLA  Nuveen Equity Premium Advantage Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Electric Utilities – 1.0%
2,886	Duke Energy Corporation	$214,112
48,358	Great Plains Energy Incorporated	1,299,379
10,842	OGE Energy Corp.	423,705
28,722	Pinnacle West Capital Corporation	1,661,280
	Total Electric Utilities	3,598,476
	Electrical Equipment – 1.6%
29,489	Eaton Corporation PLC	2,275,961
11,265	Emerson Electric Company	747,545
9,565	Hubbell Incorporated, Class B	1,177,930
13,491	Rockwell Automation, Inc.	1,688,534
	Total Electrical Equipment	5,889,970
	Electronic Equipment & Instruments – 0.4%
7,951	Amphenol Corporation, Class A	765,999
30,310	Corning Incorporated	665,305
	Total Electronic Equipment & Instruments	1,431,304
	Energy Equipment & Services – 1.6%
23,374	Cameron International Corporation, (2)	1,582,654
9,396	Diamond Offshore Drilling, Inc.	466,323
25,616	Halliburton Company	1,818,992
15,853	Schlumberger Limited	1,869,861
	Total Energy Equipment & Services	5,737,830
	Food & Staples Retailing – 1.8%
24,205	CVS Caremark Corporation	1,824,331
27,808	Kroger Co.	1,374,549
23,214	Walgreen Co.	1,720,854
19,233	Wal-Mart Stores, Inc.	1,443,821
	Total Food & Staples Retailing	6,363,555
	Food Products – 1.1%
10,080	Archer-Daniels-Midland Company	444,629
15,863	Kraft Foods Group, Inc.	950,987
72,807	Mondelez International Inc., Class A	2,738,271
	Total Food Products	4,133,887
	Gas Utilities – 0.3%
18,047	AGL Resources Inc.	993,126
	Health Care Equipment & Supplies – 1.4%
20,612	Abbott Laboratories	843,031
9,126	Baxter International, Inc.	659,810
9,327	CareFusion Corporation, (2)	413,652
5,822	Covidien PLC	525,028
12,334	Hill-Rom Holdings Inc.	511,984
10,331	Medtronic, Inc.	658,705
10,240	St. Jude Medical Inc.	709,120
8,617	Zimmer Holdings, Inc.	894,962
	Total Health Care Equipment & Supplies	5,216,292
	Health Care Providers & Services – 2.7%
13,759	Brookdale Senior Living Inc., (2)	458,725
22,180	Cardinal Health, Inc.	1,520,661
45,146	Express Scripts Holding Company, (2)	3,129,972
1,520	McKesson Corporation	283,039

Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services (continued)
11,450	Omnicare, Inc.	$762,227
12,175	Tenet Healthcare Corporation, (2)	571,495
14,614	UnitedHealth Group Incorporated	1,194,695
9,834	Universal Health Services, Inc., Class B	941,704
7,690	WellPoint Inc.	827,521
	Total Health Care Providers & Services	9,690,039
	Hotels, Restaurants & Leisure – 1.4%
20,714	Carnival Corporation	779,882
17,543	International Game Technology	279,109
22,319	McDonald's Corporation	2,248,416
12,224	Starwood Hotels & Resorts Worldwide, Inc.	987,944
84,855	The Wendy's Company	723,813
2,205	Tim Hortons Inc.	120,680
	Total Hotels, Restaurants & Leisure	5,139,844
	Household Durables – 0.8%
41,536	KB Home	775,892
36,936	Newell Rubbermaid Inc.	1,144,647
7,376	Whirlpool Corporation	1,026,887
	Total Household Durables	2,947,426
	Household Products – 0.7%
32,355	Procter & Gamble Company	2,542,779
	Industrial Conglomerates – 1.2%
8,803	3M Co.	1,260,942
13,006	Danaher Corporation	1,023,962
82,528	General Electric Company	2,168,836
	Total Industrial Conglomerates	4,453,740
	Insurance – 1.4%
12,439	American International Group, Inc.	678,921
824	Arch Capital Group Limited, (2)	47,331
29,248	Fidelity National Financial, Inc., Class A	958,164
24,192	Marsh & McLennan Companies, Inc.	1,253,629
13,163	Prudential Financial, Inc.	1,168,480
11,380	Travelers Companies, Inc.	1,070,517
	Total Insurance	5,177,042
	Internet & Catalog Retail – 3.8%
25,621	Amazon.com, Inc., (2)	8,321,188
10,391	HSN, Inc.	615,563
3,853	The Priceline Group Inc., (2)	4,635,159
	Total Internet & Catalog Retail	13,571,910
	Internet Software & Services – 10.4%
19,016	Akamai Technologies, Inc., (2)	1,161,117
2,017	AOL Inc., (2)	80,256
15,082	Baidu Inc., Sponsored ADR, (2)	2,817,468
78,589	eBay Inc., (2)	3,934,165
98,180	Facebook Inc., Class A Shares, (2)	6,606,532
16,044	Google Inc., Class A, (2)	9,380,445
16,044	Google Inc., Class C, (2)	9,229,792
19,941	IAC/InterActiveCorp	1,380,515
83,457	Yahoo! Inc., (2)	2,931,844
	Total Internet Software & Services	37,522,134

Nuveen Investments

JLA  Nuveen Equity Premium Advantage Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	IT Services – 3.2%
35,960	Automatic Data Processing, Inc.	$2,850,909
21,780	Fidelity National Information Services, Inc.	1,192,237
8,158	Global Payments Inc.	594,310
8,467	Infosys Limited, Sponsored ADR	455,271
6,639	International Business Machines Corporation	1,203,452
14,732	MasterCard, Inc.	1,082,360
58,743	Paychex, Inc.	2,441,359
7,718	Visa Inc., Class A	1,626,260
	Total IT Services	11,446,158
	Life Sciences Tools & Services – 0.2%
15,384	Agilent Technologies, Inc.	883,657
	Machinery – 1.4%
9,726	Caterpillar Inc.	1,056,924
6,217	Deere & Company	562,949
22,531	Graco Inc.	1,759,220
15,160	SPX Corporation	1,640,464
	Total Machinery	5,019,557
	Media – 3.5%
19,288	CBS Corporation, Class B	1,198,556
49,965	DIRECTV, (2)	4,247,525
2,751	Liberty Media Corporation, Class A, (2)	376,007
12,888	News Corporation, Class B Shares, (2)	224,896
20,124	Omnicom Group, Inc.	1,433,231
2,751	Starz, Class A, (2)	81,952
2,645	Time Inc., (2)	64,062
5,242	Time Warner Cable, Inc.	772,147
21,163	Time Warner Inc.	1,486,701
30,876	Walt Disney Company (The)	2,647,308
	Total Media	12,532,385
	Metals & Mining – 0.2%
4,949	AngloGold Ashanti Limited, Sponsored ADR (2)	85,172
7,972	Cliffs Natural Resources Inc.	119,979
54,923	Companhia Siderurgica Nacional S.A., Sponsored ADR	233,972
5,432	Freeport-McMoRan Copper & Gold, Inc.	198,268
1,736	Newmont Mining Corporation	44,164
7,686	United States Steel Corporation	200,143
	Total Metals & Mining	881,698
	Multiline Retail – 0.3%
10,865	Family Dollar Stores, Inc.	718,611
4,575	J.C. Penney Company, Inc., (2)	41,404
4,511	Kohl's Corporation	237,639
	Total Multiline Retail	997,654
	Multi-Utilities – 0.4%
21,316	Integrys Energy Group, Inc.	1,516,207
	Oil, Gas & Consumable Fuels – 4.1%
1,231	Anadarko Petroleum Corporation	134,758
9,342	Cabot Oil & Gas Corporation	318,936
30,857	Chevron Corporation	4,028,381
30,285	ConocoPhillips	2,596,333
51,660	Exxon Mobil Corporation	5,201,129
1,606	Marathon Oil Corporation	64,112

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
6,095	Occidental Petroleum Corporation	$625,530
22,649	Phillips 66	1,821,659
1,685	Royal Dutch Shell PLC, Class A, Sponsored ADR	138,793
	Total Oil, Gas & Consumable Fuels	14,929,631
	Paper & Forest Products – 0.2%
10,899	International Paper Company	550,073
	Pharmaceuticals – 3.9%
31,305	AbbVie Inc.	1,766,854
9,546	Allergan, Inc.	1,615,374
40,636	Bristol-Myers Squibb Company	1,971,252
6,117	Eli Lilly and Company	380,294
13,675	Forest Laboratories, Inc., (2)	1,353,825
1,404	GlaxoSmithKline PLC, Sponsored ADR	75,086
20,631	Johnson & Johnson	2,158,415
727	Mallinckrodt PLC, (2)	58,175
42,375	Merck & Co., Inc.	2,451,394
80,536	Pfizer Inc.	2,390,308
	Total Pharmaceuticals	14,220,977
	Professional Services – 0.8%
18,950	Manpower Inc.	1,607,908
30,314	Robert Half International Inc.	1,447,190
	Total Professional Services	3,055,098
	Real Estate Investment Trust – 1.2%
18,413	Apartment Investment & Management Company, Class A	594,188
9,319	Crown Castle International Corporation	692,029
28,958	CubeSmart	530,511
4,590	DDR Corporation	80,922
40,126	Senior Housing Properties Trust	974,661
25,511	Ventas Inc.	1,635,255
	Total Real Estate Investment Trust	4,507,566
	Road & Rail – 0.2%
23,916	CSX Corporation	736,852
	Semiconductors & Equipment – 6.1%
54,140	Advanced Micro Devices, Inc., (2)	226,847
40,773	Altera Corporation	1,417,269
25,698	Analog Devices, Inc.	1,389,491
65,680	Applied Materials, Inc.	1,481,084
1,253	ASML Holding NV, Sponsored ADR	116,867
47,386	Atmel Corporation, (2)	444,007
44,195	Broadcom Corporation, Class A	1,640,518
4,697	Cree, Inc., (2)	234,615
11,761	Cypress Semiconductor Corporation	128,313
28,948	Fairchild Semiconductor International Inc., (2)	451,589
17,789	Integrated Device Technology, Inc., (2)	275,018
315,366	Intel Corporation	9,744,809
2,596	Intersil Corporation, Class A	38,810
8,733	Lam Research Corporation	590,176
45,919	Linear Technology Corporation	2,161,407
76,193	NVIDIA Corporation	1,412,618
5,819	SunEdison Inc., (2)	131,509
2,774	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	59,336
	Total Semiconductors & Equipment	21,944,283

Nuveen Investments

JLA  Nuveen Equity Premium Advantage Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Software – 8.3%
62,768	Activision Blizzard Inc.	$1,399,726
43,455	Adobe Systems Incorporated, (2)	3,144,404
31,158	Autodesk, Inc., (2)	1,756,688
62,885	CA Inc.	1,807,315
33,659	Cadence Design Systems, Inc., (2)	588,696
454,056	Microsoft Corporation	18,934,135
55,320	Oracle Corporation	2,242,120
	Total Software	29,873,084
	Specialty Retail – 1.7%
1,126	Best Buy Co., Inc.	34,917
16,073	Gap, Inc.	668,155
26,305	Home Depot, Inc.	2,129,653
29,574	L Brands, Inc.	1,734,811
2,484	Lowe's Companies, Inc.	119,207
10,184	TJX Companies, Inc.	541,280
23,096	Urban Outfitters, Inc., (2)	782,031
	Total Specialty Retail	6,010,054
	Textiles, Apparel & Luxury Goods – 0.1%
13,384	Coach, Inc.	457,599
	Thrifts & Mortgage Finance – 0.0%
1,712	Tree.com Inc., (2)	49,888
	Tobacco – 0.7%
20,575	Altria Group, Inc.	862,916
20,620	Philip Morris International, Inc.	1,738,472
	Total Tobacco	2,601,388
	Total Long-Term Investments (cost $180,440,471)	367,601,280

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.9%
$10,651	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $10,650,759, collateralized by $10,880,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $10,866,400	0.000%	7/01/14	$10,650,759
	Total Short-Term Investments (cost $10,650,759)			10,650,759
	Total Investments (cost $191,091,230) – 104.4%			378,252,039
	Other Assets Less Liabilities – (4.4)% (3)			(15,963,480)
	Net Assets – 100%			$362,288,559

Nuveen Investments

Investments in Derivatives as of June 30, 2014

Options Written outstanding:

Number of Contracts	Description	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(60)	MINI-NASDAQ-100 Index	$(22,650,000)	7/11/14	$3,775	$(493,500)
(61)	MINI-NASDAQ-100 Index	(21,960,000)	7/19/14	3,600	(1,544,520)
(59)	MINI-NASDAQ-100 Index	(22,272,500)	7/19/14	3,775	(522,445)
(64)	MINI-NASDAQ-100 Index	(24,320,000)	7/25/14	3,800	(483,840)
(61)	MINI-NASDAQ-100 Index	(22,875,000)	8/16/14	3,750	(778,665)
(52)	MINI-NASDAQ-100 Index	(19,630,000)	8/16/14	3,775	(566,020)
(61)	MINI-NASDAQ-100 Index	(23,180,000)	8/16/14	3,800	(555,405)
(56)	MINI-NASDAQ-100 Index	(21,000,000)	9/20/14	3,750	(838,040)
(108)	S&P 500® Index	(20,844,000)	7/03/14	1,930	(340,200)
(99)	S&P 500® Index	(19,552,500)	7/11/14	1,975	(38,115)
(112)	S&P 500® Index	(21,000,000)	7/19/14	1,875	(971,600)
(103)	S&P 500® Index	(19,570,000)	7/19/14	1,900	(650,445)
(89)	S&P 500® Index	(17,355,000)	7/19/14	1,950	(185,120)
(218)	S&P 500® Index	(41,965,000)	8/16/14	1,925	(1,058,390)
(102)	S&P 500® Index	(19,890,000)	8/16/14	1,950	(312,630)
(89)	S&P 500® Index	(17,132,500)	9/20/14	1,925	(514,865)
(1,394)	Total Options Written (premiums received $6,775,535)	$(355,196,500)			$(9,853,800)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Other Assets Less Liabilities includes the Value of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)  The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.2%
	COMMON STOCKS – 100.2% (5)
	Aerospace & Defense – 2.8%
13,360	Boeing Company	$1,699,793
19,938	Honeywell International Inc.	1,853,237
11,161	Raytheon Company	1,029,602
21,581	United Technologies Corporation	2,491,526
	Total Aerospace & Defense	7,074,158
	Air Freight & Logistics – 0.6%
15,007	United Parcel Service, Inc., Class B	1,540,619
	Airlines – 0.1%
13,205	Latam Airlines Group S.A., Sponsored ADR, (2)	177,211
	Auto Components – 0.2%
9,310	Cooper Tire & Rubber Company	279,300
5,900	Dana Holding Corporation	144,078
	Total Auto Components	423,378
	Automobiles – 0.6%
92,502	Ford Motor Company	1,594,734
	Banks – 6.3%
174,285	Bank of America Corporation	2,678,760
44,963	Citigroup Inc.	2,117,757
12,743	Comerica Incorporated	639,189
12,783	Fifth Third Bancorp	272,917
11,582	First Horizon National Corporation	137,363
8,574	FirstMerit Corporation	169,337
49,105	Huntington BancShares Inc.	468,462
64,689	JPMorgan Chase & Co.	3,727,380
33,673	Regions Financial Corporation	357,607
33,569	U.S. Bancorp	1,454,209
78,213	Wells Fargo & Company	4,110,875
	Total Banks	16,133,856
	Beverages – 2.1%
67,406	Coca-Cola Company	2,855,318
27,803	PepsiCo, Inc.	2,483,920
	Total Beverages	5,339,238
	Biotechnology – 2.2%
4,002	Amgen Inc.	473,717
23,130	Celgene Corporation, (2)	1,986,404
35,792	Gilead Sciences, Inc., (2)	2,967,515
10,546	PDL Biopahrma Inc.	102,085
	Total Biotechnology	5,529,721
	Capital Markets – 2.0%
46,972	Charles Schwab Corporation	1,264,956
24,627	Federated Investors Inc., Class B	761,467
6,627	Goldman Sachs Group, Inc.	1,109,625
30,033	Morgan Stanley	970,967

Nuveen Investments

Shares	Description (1)	Value
	Capital Markets (continued)
14,786	Waddell & Reed Financial, Inc., Class A	$925,456
	Total Capital Markets	5,032,471
	Chemicals – 2.7%
14,584	Dow Chemical Company	750,493
17,703	E.I. Du Pont de Nemours and Company	1,158,484
9,798	Eastman Chemical Company	855,855
10,640	Monsanto Company	1,327,234
27,207	Olin Corporation	732,412
5,610	PPG Industries, Inc.	1,178,942
16,530	RPM International, Inc.	763,355
	Total Chemicals	6,766,775
	Commercial Services & Supplies – 0.3%
9,103	Deluxe Corporation	533,254
8,400	Kimball International Inc., Class B	140,448
	Total Commercial Services & Supplies	673,702
	Communications Equipment – 2.1%
85,737	Cisco Systems, Inc.	2,130,564
11,542	Motorola Solutions Inc.	768,351
32,090	QUALCOMM, Inc.	2,541,528
	Total Communications Equipment	5,440,443
	Computers & Peripherals – 4.2%
94,031	Apple, Inc.	8,738,298
2,984	Blackberry Limited, (2)	30,556
40,436	EMC Corporation	1,065,084
25,651	Hewlett-Packard Company	863,926
	Total Computers & Peripherals	10,697,864
	Consumer Finance – 0.8%
20,573	American Express Company	1,951,761
	Containers & Packaging – 0.5%
5,330	Avery Dennison Corporation	273,163
15,192	Packaging Corp. of America	1,086,076
	Total Containers & Packaging	1,359,239
	Distributors – 0.0%
796	Genuine Parts Company	69,889
	Diversified Consumer Services – 0.1%
5,562	Apollo Education Group, Inc., (2)	173,813
	Diversified Financial Services – 1.9%
27,775	Berkshire Hathaway Inc., Class B, (2)	3,515,204
10,081	CME Group, Inc.	715,247
2,724	IntercontinentalExchange, Inc.	514,564
	Total Diversified Financial Services	4,745,015
	Diversified Telecommunication Services – 2.2%
3,700	Alaska Communications Systems Group Inc., (2)	6,660
75,092	AT&T Inc.	2,655,253
106,805	Frontier Communications Corporation	623,741
47,412	Verizon Communications Inc.	2,319,869
	Total Diversified Telecommunication Services	5,605,523

Nuveen Investments

JPG  Nuveen Equity Premium and Growth Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Electric Utilities – 0.6%
20,970	Duke Energy Corporation	$1,555,764
876	Great Plains Energy Incorporated	23,538
	Total Electric Utilities	1,579,302
	Electrical Equipment – 0.9%
3,151	Eaton Corporation PLC	243,194
16,404	Emerson Electric Company	1,088,569
6,854	Rockwell Automation, Inc.	857,847
	Total Electrical Equipment	2,189,610
	Electronic Equipment & Instruments – 0.4%
48,583	Corning Incorporated	1,066,397
	Energy Equipment & Services – 2.6%
12,363	Baker Hughes Incorporated	920,425
1,152	Carbo Ceramics Inc.	177,546
24,408	Halliburton Company	1,733,212
9,961	National-Oilwell Varco Inc.	820,288
12,997	Noble Corporation PLC	436,179
20,806	Schlumberger Limited	2,454,068
1,869	Tidewater Inc.	104,944
	Total Energy Equipment & Services	6,646,662
	Food & Staples Retailing – 2.0%
28,828	CVS Caremark Corporation	2,172,766
23,426	SUPERVALU Inc., (2)	192,562
30,642	Wal-Mart Stores, Inc.	2,300,295
11,974	Whole Foods Market, Inc.	462,556
	Total Food & Staples Retailing	5,128,179
	Food Products – 1.5%
13,960	Archer-Daniels-Midland Company	615,776
17,628	ConAgra Foods, Inc.	523,199
15,625	Kraft Foods Group, Inc.	936,719
46,877	Mondelez International Inc., Class A	1,763,044
	Total Food Products	3,838,738
	Gas Utilities – 0.3%
12,938	AGL Resources Inc.	711,978
3,659	ONE Gas Inc.	138,127
	Total Gas Utilities	850,105
	Health Care Equipment & Supplies – 1.7%
45,691	Abbott Laboratories	1,868,762
28,854	Boston Scientific Corporation, (2)	368,466
3,976	Hologic Inc., (2)	100,792
31,998	Medtronic, Inc.	2,040,192
	Total Health Care Equipment & Supplies	4,378,212
	Health Care Providers & Services – 2.4%
9,358	Aetna Inc.	758,747
1,637	Brookdale Senior Living Inc., (2)	54,578
16,284	Express Scripts Holding Company, (2)	1,128,970
5,614	Humana Inc.	717,020
3,233	McKesson Corporation	602,017
6,162	Tenet Healthcare Corporation, (2)	289,244
21,124	UnitedHealth Group Incorporated	1,726,887

Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services (continued)
6,848	WellPoint Inc.	$736,913
	Total Health Care Providers & Services	6,014,376
	Hotels, Restaurants & Leisure – 1.5%
9,393	International Game Technology	149,443
21,646	McDonald's Corporation	2,180,618
13,188	MGM Resorts International, (2)	348,163
43,350	The Wendy's Company	369,776
4,557	Tim Hortons Inc.	249,405
5,749	Wyndham Worldwide Corporation	435,314
	Total Hotels, Restaurants & Leisure	3,732,719
	Household Durables – 0.5%
9,410	KB Home	175,779
7,325	Lennar Corporation, Class A	307,504
16,964	Newell Rubbermaid Inc.	525,714
2,393	Whirlpool Corporation	333,153
	Total Household Durables	1,342,150
	Household Products – 1.9%
10,456	Colgate-Palmolive Company	712,890
9,737	Kimberly-Clark Corporation	1,082,949
38,466	Procter & Gamble Company	3,023,043
	Total Household Products	4,818,882
	Industrial Conglomerates – 2.0%
15,041	3M Co.	2,154,473
108,753	General Electric Company	2,858,029
	Total Industrial Conglomerates	5,012,502
	Insurance – 2.8%
16,090	Arthur J. Gallagher & Co.	749,794
17,655	Fidelity National Financial, Inc., Class A	578,378
20,130	Genworth Financial Inc., Class A, (2)	350,262
12,560	Kemper Corporation	462,962
26,486	Lincoln National Corporation	1,362,440
26,240	Marsh & McLennan Companies, Inc.	1,359,757
4,344	Mercury General Corporation	204,342
10,189	Prudential Financial, Inc.	904,478
11,626	Travelers Companies, Inc.	1,093,658
	Total Insurance	7,066,071
	Internet & Catalog Retail – 1.2%
6,622	Amazon.com, Inc., (2)	2,150,693
4,592	FTD Companies Inc., (2)	145,980
620	The Priceline Group Inc., (2)	745,860
	Total Internet & Catalog Retail	3,042,533
	Internet Software & Services – 3.4%
3,711	Akamai Technologies, Inc., (2)	226,594
25,659	eBay Inc., (2)	1,284,490
15,700	Facebook Inc., Class A Shares, (2)	1,056,453
4,020	Google Inc., Class A, (2)	2,350,373
4,020	Google Inc., Class C, (2)	2,312,626
3,280	United Online, Inc.	34,112
6,424	VeriSign, Inc., (2)	313,555
27,685	Yahoo! Inc., (2)	972,574
	Total Internet Software & Services	8,550,777

Nuveen Investments

JPG  Nuveen Equity Premium and Growth Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	IT Services – 3.6%
25,059	Automatic Data Processing, Inc.	$1,986,678
18,774	Cognizant Technology Solutions Corporation, Class A, (2)	918,236
11,474	Fidelity National Information Services, Inc.	628,087
15,619	International Business Machines Corporation	2,831,256
11,192	MasterCard, Inc.	822,276
9,814	Visa Inc., Class A	2,067,908
	Total IT Services	9,254,441
	Leisure Equipment & Products – 0.4%
21,208	Mattel, Inc.	826,476
634	Polaris Industries Inc.	82,572
	Total Leisure Equipment & Products	909,048
	Life Sciences Tools & Services – 0.2%
1,370	Covance, Inc., (2)	117,245
3,212	Thermo Fisher Scientific, Inc.	379,016
	Total Life Sciences Tools & Services	496,261
	Machinery – 2.7%
3,706	Briggs & Stratton Corporation	75,825
12,391	Caterpillar Inc.	1,346,530
3,049	Cummins Inc.	470,430
11,246	Deere & Company	1,018,325
13,943	Illinois Tool Works, Inc.	1,220,849
5,351	Pentair PLC	385,914
11,866	Snap-on Incorporated	1,406,358
11,264	Stanley Black & Decker Inc.	989,204
	Total Machinery	6,913,435
	Media – 4.0%
12,544	CBS Corporation, Class B	779,484
55,015	Comcast Corporation, Class A	2,953,205
14,912	DIRECTV, (2)	1,267,669
8,126	Gannett Company Inc.	254,425
5,070	Lamar Advertising Company	268,710
28,121	New York Times Company, Class A	427,720
27,140	Regal Entertainment Group, Class A	572,654
45,144	Sirius XM Holdings Inc., (2)	156,198
47,388	Twenty-First Century Fox Inc., Class A Shares	1,665,688
17,340	Walt Disney Company (The)	1,486,732
22,092	World Wrestling Entertainment Inc.	263,558
	Total Media	10,096,043
	Metals & Mining – 0.5%
4,770	Companhia Siderurgica Nacional S.A., Sponsored ADR	20,320
23,593	Freeport-McMoRan Copper & Gold, Inc.	861,145
10,237	Southern Copper Corporation	310,898
3,047	United States Steel Corporation	79,344
	Total Metals & Mining	1,271,707
	Multiline Retail – 0.6%
7,375	Nordstrom, Inc.	500,984
18,749	Target Corporation	1,086,505
	Total Multiline Retail	1,587,489

Nuveen Investments

Shares	Description (1)	Value
	Multi-Utilities – 1.5%
14,000	Ameren Corporation	$572,320
52,946	CenterPoint Energy, Inc.	1,352,241
7,260	Consolidated Edison, Inc.	419,192
22,250	Dominion Resources, Inc.	1,591,320
	Total Multi-Utilities	3,935,073
	Oil, Gas & Consumable Fuels – 8.9%
25,995	Chesapeake Energy Corporation	807,925
27,692	Chevron Corporation	3,615,191
20,462	ConocoPhillips	1,754,207
11,317	CONSOL Energy Inc.	521,374
13,872	EOG Resources, Inc.	1,621,082
65,008	Exxon Mobil Corporation	6,545,005
7,395	Hess Corporation	731,292
20,768	Marathon Oil Corporation	829,059
6,036	Marathon Petroleum Corporation	471,231
16,727	Occidental Petroleum Corporation	1,716,692
14,636	ONEOK, Inc.	996,419
17,748	Peabody Energy Corporation	290,180
10,973	Phillips 66	882,558
18,231	Ship Finance International Limited	338,914
17,375	Southwestern Energy Company, (2)	790,389
16,856	Valero Energy Corporation	844,486
	Total Oil, Gas & Consumable Fuels	22,756,004
	Personal Products – 0.1%
21,653	Avon Products, Inc.	316,350
	Pharmaceuticals – 6.3%
35,422	AbbVie Inc.	1,999,218
476	AstraZeneca PLC, Sponsored ADR	35,372
36,576	Bristol-Myers Squibb Company	1,774,302
12,124	Eli Lilly and Company	753,749
46,221	Johnson & Johnson	4,835,641
56,106	Merck & Co., Inc.	3,245,732
108,416	Pfizer Inc.	3,217,787
4,942	Sanofi, Sponsored ADR	262,766
	Total Pharmaceuticals	16,124,567
	Real Estate Investment Trust – 1.9%
9,468	Annaly Capital Management Inc.	108,219
35,857	Brandywine Realty Trust	559,369
14,334	CubeSmart	262,599
16,442	Hospitality Properties Trust	499,837
54,457	Lexington Realty Trust	599,572
32,604	Senior Housing Properties Trust	791,951
23,740	Ventas Inc.	1,521,734
19,112	Weyerhaeuser Company	632,416
	Total Real Estate Investment Trust	4,975,697
	Road & Rail – 0.9%
24,310	Union Pacific Corporation	2,424,923
	Semiconductors & Equipment – 2.6%
15,548	Analog Devices, Inc.	840,680
35,188	Applied Materials, Inc.	793,489
959	First Solar Inc., (2)	68,147
82,006	Intel Corporation	2,533,985
17,124	Microchip Technology Incorporated	835,822

Nuveen Investments

JPG  Nuveen Equity Premium and Growth Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)
19,215	NVIDIA Corporation	$356,246
27,352	Texas Instruments Incorporated	1,307,152
	Total Semiconductors & Equipment	6,735,521
	Software – 4.0%
16,588	Adobe Systems Incorporated, (2)	1,200,308
8,286	Autodesk, Inc., (2)	467,165
116,985	Microsoft Corporation	4,878,275
65,063	Oracle Corporation	2,637,003
16,980	Salesforce.com, Inc., (2)	986,198
	Total Software	10,168,949
	Specialty Retail – 2.2%
6,506	Abercrombie & Fitch Co., Class A	281,385
19,409	American Eagle Outfitters, Inc.	217,769
14,239	Best Buy Co., Inc.	441,551
1,872	CST Brands, Inc.	64,584
10,523	Gap, Inc.	437,441
15,188	Home Depot, Inc.	1,229,620
13,955	L Brands, Inc.	818,600
14,954	Lowe's Companies, Inc.	717,642
7,525	Tiffany & Co.	754,381
10,968	TJX Companies, Inc.	582,949
	Total Specialty Retail	5,545,922
	Textiles, Apparel & Luxury Goods – 0.5%
20,604	VF Corporation	1,298,052
	Thrifts & Mortgage Finance – 0.1%
12,417	New York Community Bancorp Inc.	198,424
	Tobacco – 1.6%
26,349	Altria Group, Inc.	1,105,077
25,378	Philip Morris International, Inc.	2,139,619
12,737	Reynolds American Inc.	768,678
	Total Tobacco	4,013,374
	Trading Companies & Distributors – 0.2%
2,490	NOW Inc., (2)	90,163
1,520	W.W. Grainger, Inc.	386,490
	Total Trading Companies & Distributors	476,653
	Wireless Telecommunication Services – 0.0%
3,490	Sprint Corporation, (2)	29,770
580	Vodafone Group PLC, Sponsored ADR	19,366
	Total Wireless Telecommunication Services	49,136
	Total Long-Term Investments (cost $152,628,591)	255,133,694

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.1%
$7,768	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $7,767,593, collateralized by: $1,920,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $1,917,600 and $5,720,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $6,006,000	0.000%	7/01/14	$7,767,593
	Total Short-Term Investments (cost $7,767,593)			7,767,593
	Total Investments (cost $160,396,184) – 103.3%			262,901,287
	Other Assets Less Liabilities – (3.3)% (3)			(8,368,765)
	Net Assets – 100%			$254,532,522

Investments in Derivatives as of June 30, 2014

Options Written outstanding:

Number of Contracts	Description	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(120)	S&P 500® Index	$(23,160,000)	7/03/14	$1,930	$(378,000)
(122)	S&P 500® Index	(24,095,000)	7/11/14	1,975	(46,970)
(121)	S&P 500® Index	(22,687,500)	7/19/14	1,875	(1,049,675)
(116)	S&P 500® Index	(22,040,000)	7/19/14	1,900	(732,540)
(99)	S&P 500® Index	(19,305,000)	7/19/14	1,950	(205,920)
(242)	S&P 500® Index	(46,585,000)	8/16/14	1,925	(1,174,910)
(123)	S&P 500® Index	(23,985,000)	8/16/14	1,950	(376,995)
(99)	S&P 500® Index	(19,057,500)	9/20/14	1,925	(572,715)
(1,042)	Total Options Written (premiums received $3,187,285)	$(200,915,000)			$(4,537,725)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Other Assets Less Liabilities includes the Value of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)  The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  June 30, 2014 (Unaudited)

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Assets
Long-term Investments, at value (cost $311,831,589, $500,136,597, $180,440,471 and $152,628,591, respectively)	$536,951,352	$920,049,759	$367,601,280	$255,133,694
Short-term Investments, at value (cost approximates value)	17,148,959	25,761,877	10,650,759	7,767,593
Cash	962	—	—	—
Receivable for:
Dividends	692,761	945,324	218,482	291,462
Investments sold	—	—	1,294	—
Premiums on options written	413,003	1,596,410	463,448	319,493
Reclaims	304	—	—	—
Other assets	58,712	93,590	37,087	24,739
Total assets	555,266,053	948,446,960	378,972,350	263,536,981
Liabilities
Cash overdraft denominated in foreign currencies (cost $—, $—, $4,365, $1,132, respectively)	—	—	4,480	1,162
Options written, at value (premiums received $8,302,528, $15,606,326, $6,775,535 and $3,187,285, respectively)	11,841,525	22,394,275	9,853,800	4,537,725
Payable for dividends	9,215,189	15,824,415	6,404,691	4,149,523
Accrued expenses:
Management fees	379,518	638,919	257,908	177,141
Trustees fees	57,357	91,145	36,056	22,674
Other	170,600	324,608	126,856	116,234
Total liabilities	21,664,189	39,273,362	16,683,791	9,004,459
Net assets	$533,601,864	$909,173,598	$362,288,559	$254,532,522
Shares outstanding	38,464,973	66,487,744	25,679,417	16,152,579
Net asset value ("NAV") per share outstanding	$13.87	$13.67	$14.11	$15.76
Net assets consist of:
Shares, $.01 par value per share	$384,650	$664,877	$256,794	$161,526
Paid-in surplus	417,601,785	648,392,177	231,640,499	210,272,946
Undistributed (Over-distribution of) net investment income	(15,830,811)	(28,892,399)	(11,770,630)	(6,853,716)
Accumulated net realized gain (loss)	(90,134,562)	(124,116,270)	(41,920,626)	(50,202,891)
Net unrealized appreciation (depreciation)	221,580,802	413,125,213	184,082,522	101,154,657
Net assets	$533,601,864	$909,173,598	$362,288,559	$254,532,522
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended June 30, 2014 (Unaudited)

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Dividend Income (net of foreign tax withheld of $2,376, $16,807, $3,888 and $1,947, respectively)	$5,831,033	$9,125,663	$3,286,809	$2,767,163
Expenses
Management fees	2,275,843	3,837,408	1,551,083	1,060,399
Shareholder servicing agent fees and expenses	522	806	282	123
Custodian fees and expenses	48,757	75,009	38,875	30,511
Trustees fees and expenses	11,202	19,118	7,652	5,344
Professional fees	23,817	30,475	20,387	18,862
Shareholder reporting expenses	37,947	64,526	22,383	16,149
Stock exchange listing fees	6,263	10,824	4,377	4,377
Investor relations expenses	66,753	116,207	41,322	29,280
Other expenses	35,183	87,915	69,140	24,188
Total expenses	2,506,287	4,242,288	1,755,501	1,189,233
Net investment income (loss)	3,324,746	4,883,375	1,531,308	1,577,930
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	16,763,907	30,546,839	11,190,574	7,123,956
Options written	(14,871,475)	(29,227,857)	(12,958,541)	(5,665,689)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	11,573,436	21,307,491	10,528,835	4,794,312
Options written	4,854,313	7,933,428	2,940,015	1,917,852
Net realized and unrealized gain (loss)	18,320,181	30,559,901	11,700,883	8,170,431
Net increase (decrease) in net assets from operations	$21,644,927	$35,443,276	$13,232,191	$9,748,361

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets  (Unaudited)

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$3,324,746	$7,751,513	$4,883,375	$10,768,100
Net realized gain (loss) from:
Investments and foreign currency	16,763,907	45,642,380	30,546,839	96,187,770
Options written	(14,871,475)	(69,124,090)	(29,227,857)	(122,051,010)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	11,573,436	90,331,208	21,307,491	142,463,927
Options written	4,854,313	(6,774,541)	7,933,428	(12,057,093)
Net increase (decrease) in net assets from operations	21,644,927	67,826,470	35,443,276	115,311,694
Distributions to Shareholders
From and in excess of net investment income	(19,155,557)	—	(33,775,774)	—
From net investment income	—	(7,703,790)	—	(10,773,289)
Return of capital	—	(33,992,241)	—	(63,427,033)
Decrease in net assets from distributions to shareholders	(19,155,557)	(41,696,031)	(33,775,774)	(74,200,322)
Net increase (decrease) in net assets	2,489,370	26,130,439	1,667,502	41,111,372
Net assets at the beginning of period	531,112,494	504,982,055	907,506,096	866,394,724
Net assets at the end of period	$533,601,864	$531,112,494	$909,173,598	$907,506,096
Undistributed (Over-distribution of) net investment income at the end of period	$(15,830,811)	$—	$(28,892,399)	$—

See accompanying notes to financial statements.

Nuveen Investments

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$1,531,308	$3,435,492	$1,577,930	$3,513,561
Net realized gain (loss) from:
Investments and foreign currency	11,190,574	49,444,447	7,123,956	17,602,323
Options written	(12,958,541)	(48,969,808)	(5,665,689)	(26,053,355)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,528,835	50,810,979	4,794,312	46,841,353
Options written	2,940,015	(5,382,212)	1,917,852	(2,602,360)
Net increase (decrease) in net assets from operations	13,232,191	49,338,898	9,748,361	39,301,522
Distributions to Shareholders
From and in excess of net investment income	(13,301,938)	—	(8,431,646)	—
From net investment income	—	(3,442,882)	—	(3,514,811)
Return of capital	—	(25,728,936)	—	(14,576,077)
Decrease in net assets from distributions to shareholders	(13,301,938)	(29,171,818)	(8,431,646)	(18,090,888)
Net increase (decrease) in net assets	(69,747)	20,167,080	1,316,715	21,210,634
Net assets at the beginning of period	362,358,306	342,191,226	253,215,807	232,005,173
Net assets at the end of period	$362,288,559	$362,358,306	$254,532,522	$253,215,807
Undistributed (Over-distribution of) net investment income at the end of period	$(11,770,630)	$—	$(6,853,716)	$—

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchased and Retired		Ending NAV	Ending Market Value
Equity Premium Income (JPZ)
Year Ended 12/31:
2014(e)	$13.81	$.09	$.47	$.56	$(.50	)****	$—	$—	$(.50)	$—		$13.87	$13.11
2013	13.13	.20	1.56	1.76	(.20)		—	(.88)	(1.08)	—		13.81	12.55
2012	12.89	.24	1.08	1.32	(.25)		—	(.83)	(1.08)	—	*	13.13	11.83
2011	13.34	.23	.48	.71	(.75)		—	(.41)	(1.16)	—	*	12.89	11.18
2010	13.08	.26	1.25	1.51	(.27)		—	(.98)	(1.25)	—		13.34	12.76
2009	12.75	.27	1.35	1.62	(.28)		(.24)	(.77)	(1.29)	—	*	13.08	13.00
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2014(e)	13.65	.07	.46	.53	(.51	)****	—	—	(.51)	—		13.67	12.85
2013	13.03	.16	1.58	1.74	(.16)		—	(.96)	(1.12)	—		13.65	12.65
2012	12.92	.19	1.04	1.23	(.20)		—	(.92)	(1.12)	—	*	13.03	12.07
2011	13.39	.18	.55	.73	(1.03)		—	(.17)	(1.20)	—	*	12.92	11.42
2010	13.30	.18	1.21	1.39	(.18)		—	(1.12)	(1.30)	—		13.39	12.88
2009	12.69	.21	1.73	1.94	(.22)		—	(1.12)	(1.34)	.01		13.30	13.20
Equity Premium Advantage (JLA)
Year Ended 12/31:
2014(e)	14.11	.06	.46	.52	(.52	)****	—	—	(.52)	—		14.11	13.29
2013	13.33	.13	1.79	1.92	(.13)		—	(1.01)	(1.14)	—		14.11	12.64
2012	13.22	.14	1.11	1.25	(.21)		—	(.93)	(1.14)	—	*	13.33	11.90
2011	13.62	.12	.70	.82	(.87)		—	(.35)	(1.22)	—	*	13.22	11.46
2010	13.54	.11	1.27	1.38	(.11)		—	(1.19)	(1.30)	—		13.62	12.90
2009	12.47	.13	2.25	2.38	(.14)		—	(1.18)	(1.32)	.01		13.54	13.07
Equity Premium and Growth (JPG)
Year Ended 12/31:
2014(e)	15.68	.10	.50	.60	(.52	)****	—	—	(.52)	—		15.76	14.47
2013	14.36	.22	2.22	2.44	(.22)		—	(.90)	(1.12)	—		15.68	14.12
2012	13.96	.25	1.27	1.52	(.26)		—	(.86)	(1.12)	—	*	14.36	12.93
2011	14.41	.24	.42	.66	(.40)		—	(.72)	(1.12)	.01		13.96	12.07
2010	13.87	.24	1.42	1.66	(.24)		—	(.88)	(1.12)	—		14.41	13.85
2009	13.17	.26	1.55	1.81	(.27)		(.21)	(.64)	(1.12)	.01		13.87	13.09

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
	Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)
Equity Premium Income (JPZ)
Year Ended 12/31:
2014(e)	4.08%	8.54%	$533,602	.95	%**	1.26	%**	N/A	N/A	1%
2013	13.85	15.53	531,112	.96		1.48		N/A	N/A	—	***
2012	10.43	15.58	504,982	.96		1.78		.91%	1.84%	3
2011	5.63	(3.41)	496,085	.97		1.60		.84	1.73	4
2010	12.22	8.10	515,590	.98		1.78		.77	1.99	3
2009	13.74	35.46	502,488	.99		1.93		.71	2.21	9
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2014(e)	3.91	5.67	909,174	.95	**	1.09	**	N/A	N/A	1
2013	13.74	14.50	907,506	.95		1.20		.95	1.20	1
2012	9.62	15.68	866,395	.96		1.39		.88	1.47	6
2011	5.78	(2.02)	859,329	.96		1.23		.81	1.38	4
2010	11.17	7.85	891,517	.97		1.15		.75	1.37	3
2009	16.39	38.49	878,321	.98		1.35		.68	1.65	4
Equity Premium Advantage (JLA)
Year Ended 12/31:
2014(e)	3.71	9.36	362,289	.98	**	.86	**	N/A	N/A	—	***
2013	14.88	16.23	362,358	.97		.97		N/A	N/A	6
2012	9.54	13.89	342,191	.99		1.04		N/A	N/A	6
2011	6.35	(1.82)	340,529	.98		.83		.94	.87	14
2010	10.83	8.95	352,431	1.00		.66		.85	.80	5
2009	20.21	41.37	349,898	1.01		.82		.81	1.02	10
Equity Premium and Growth (JPG)
Year Ended 12/31:
2014(e)	3.88	6.23	254,533	.95	**	1.26	**	N/A	N/A	2
2013	17.47	18.32	253,216	.96		1.43		N/A	N/A	1
2012	11.03	16.58	232,005	.96		1.74		N/A	N/A	1
2011	4.89	(4.88)	225,664	.96		1.66		N/A	N/A	4
2010	12.60	14.90	235,095	.98		1.75		N/A	N/A	3
2009	14.77	33.63	226,187	.98		1.99		N/A	N/A	6

(c)  After expense reimbursement from Adviser, where applicable. As of October 31, 2012, January 31, 2013 and May 31, 2011, the Adviser is no longer reimbursing Equity Premium Income (JPZ), Equity Premium Opportunity (JSN) and Equity Premium Advantage (JLA), respectively, for any fees or expenses.

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)  For the six months ended June 30, 2014.

N/A  Fund no longer, or never had, a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Annualized.

***  Rounds to less than 1%.

****  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2014, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Equity Premium Income Fund (JPZ) ("Equity Premium Income (JPZ)")

•  Nuveen Equity Premium Opportunity Fund (JSN) ("Equity Premium Opportunity (JSN)")

•  Nuveen Equity Premium Advantage Fund (JLA) ("Equity Premium Advantage (JLA)")

•  Nuveen Equity Premium and Growth Fund (JPG) ("Equity Premium and Growth (JPG)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Equity Premium Income (JPZ), Equity Premium Opportunity (JSN), Equity Premium Advantage (JLA) and Equity Premium and Growth (JPG) were organized as Massachusetts business trusts on July 23, 2004, November 11, 2004, February 22, 2005 and November 11, 2004, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC ("Gateway"), under which Gateway manages the Funds' investment portfolios.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the "Purchase Agreement") to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund's sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/ Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds' investment objectives or policies.

Investment Objectives

Equity Premium Income's (JPZ) investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Opportunity's (JSN) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 75% / 25% combination of the S&P 500® Index and the NASDAQ-100 Index, respectively. The Fund also uses an index option strategy of writing (selling) S&P 500® Index and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Advantage's (JLA) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 50% / 50% combination of the S&P 500® Index and the NASDAQ-100 Index, respectively. The Fund also uses an index option strategy of writing (selling) S&P 500® Index and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Nuveen Investments

Equity Premium and Growth's (JPG) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options covering approximately 80% of the value of the Fund's equity portfolio in seeking to moderate the volatility of returns relative to an all equity portfolio.

Proposed Reorganizations and Restructurings

During the current fiscal period, the Nuveen funds' Board of Directors/Trustees approved a series of proposals designed to simplify and enhance the appeal of its suite of equity option closed-end funds.

The proposals, if approved at special shareholder meetings later this year, will create a streamlined set of equity option strategies that offer Fund shareholders an opportunity to participate in the returns of one of three key equity indices with less expected volatility and a measure of downside protection over time. The proposals for the Funds are as follows:

Equity Premium Income (JPZ) and Equity Premium Opportunity (JSN)

•  Equity Premium Opportunity (JSN) (the "Target Fund") shareholders will be asked to approve a combination with Equity Premium Income (JPZ) (the "Acquiring Fund") shareholders will be asked to approve the issuance of additional common shares in connection with the proposed combination;

•  After the transaction, the combined Equity Premium Income (JPZ) will be renamed the Nuveen S&P 500 Buy-Write Income Fund (BXMX); and

•  The combined fund will continue to be managed according to Equity Premium Income's (JPZ) current investment mandate.

Equity Premium Advantage (JLA)

•  Equity Premium Advantage (JLA) shareholders will be asked to approve a combination with NASDAQ Premium Income & Growth Fund (QQQX) (each a "Target Fund" and collectively the "Target Funds") into a newly created Nuveen NASDAQ 100 Dynamic Overwrite Fund (ticker will remain QQQX) (the "Acquiring Fund"); and

•  The new combined fund will be managed by Nuveen Asset Management ("NAM") investing in an equity portfolio designed to broadly track the return characteristics of the NASDAQ 100 Index and using a dynamic call option overwrite strategy with a 55% long-term target overwrite level that may vary between 35% and 75%, based on the portfolio manager's ongoing assessment of market conditions.

Equity Premium and Growth (JPG)

•  Equity Premium and Growth (JPG) shareholders will be asked to approve a portfolio manager change from Gateway to NAM;

•  The Fund will be renamed Nuveen S&P 500 Dynamic Overwrite Fund (SPXX); and

•  The Fund will retain its underlying equity strategy seeking to substantially replicate price movements of the S&P 500 Stock Index, but will employ a dynamic call option overwrite strategy with a 55% long-term target overwrite level that may vary between 35% and 75%, based on the portfolio manager's ongoing assessment of market conditions.

The proposals seek to promote increased investor interest by creating fewer, larger, clearly differentiated investment choices and clarifying intended investment outcomes. This increased interest may, over time, narrow the discount at which each Acquiring Fund's shares trade relative to net asset value ("NAV"), as well as mitigate the potential for persistent longer-term discounts. Additionally, the larger combined funds would be expected to enjoy increased economies of scale and consequently generate on-going fee and expense savings, which may enhance total return for shareholders in the Target Funds.

The Funds' distribution policies will not change if the proposals are approved by Fund shareholders. Each Acquiring Fund will continue to employ a managed distribution policy and make quarterly distributions that seek to convert expected total returns of the fund into regular cash flow. There will be no disruption in the timing of the distributions shareholders receive.

Upon the closing of the reorganization, each Target Fund transfers its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. Each Target Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Target Fund will become shareholders of the Acquiring Fund. Holders of each Target Fund's shares receive newly issued shares of the Acquiring Fund, the aggregate NAV of which equal the aggregate NAV of the shares of the Target Fund held immediately prior to the restructuring (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares are sold on the open market and shareholders receive cash in lieu of such fractional shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on NAV, the difference will reduce NAV per share. If a Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2013 are reflected in the accompanying financial statements.

The distributions made by each Fund during the six months ended June 30, 2014, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for taxes purposes after the fiscal year end. For purposes of calculating "Undistributed (Over distribution of) net investment income" as of June 30, 2014, the distribution amounts provisionally classified as " From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements as of June 30, 2014, reflect an over-distribution of net investment income.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of June 30, 2014, the Funds were invested in repurchase agreements that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Nuveen Investments

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds' Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Equity Premium Income (JPZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$536,951,352	$—	$—	$536,951,352
Short-Term Investments:
Repurchase Agreements	—	17,148,959	—	17,148,959
Investments in Derivatives:
Options Written	(11,841,525)	—	—	(11,841,525)
Total	$525,109,827	$17,148,959	$—	$542,258,786

*  Refer to the Fund's Portfolio of Investments for industry classifications.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Equity Premium Opportunity (JSN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$920,049,759	$—	$—	$920,049,759
Short-Term Investments:
Repurchase Agreements	—	25,761,877	—	25,761,877
Investments in Derivatives:
Options Written	(22,394,275)	—	—	(22,394,275)
Total	$897,655,484	$25,761,877	$—	$923,417,361
Equity Premium Advantage (JLA)
Long-Term Investments*:
Common Stocks	$367,601,280	$—	$—	$367,601,280
Short-Term Investments:
Repurchase Agreements	—	10,650,759	—	10,650,759
Investments in Derivatives:
Options Written	(9,853,800)	—	—	(9,853,800)
Total	$357,747,480	$10,650,759	$—	$368,398,239
Equity Premium and Growth (JPG)
Long-Term Investments*:
Common Stocks	$255,133,694	$—	$—	$255,133,694
Short-Term Investments:
Repurchase Agreements	—	7,767,593	—	7,767,593
Investments in Derivatives:
Options Written	(4,537,725)	—	—	(4,537,725)
Total	$250,595,969	$7,767,593	$—	$258,363,562

*  Refer to the Fund's Portfolio of Investments for industry classifications.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investments transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps contracts are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively" on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Equity Premium Income (JPZ)	Fixed Income Clearing Corporation	$17,148,959	$(17,148,959)	$—
Equity Premium Opportunity (JSN)	Fixed Income Clearing Corporation	$25,761,877	$(25,761,877)	$—
Equity Premium Advantage (JLA)	Fixed Income Clearing Corporation	$10,650,759	$(10,650,759)	$—
Equity Premium and Growth (JPG)	Fixed Income Clearing Corporation	$7,767,593	$(7,767,593)	$—

*  As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2014, each Fund continued to write options on a stock index, or a blend of stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio. Equity Premium Income (JPZ) and Equity Premium and Growth (JPG) wrote options on the S&P 500® Index, and Equity Premium Opportunity (JSN) and Equity Premium Advantage (JLA) wrote options on a blend of the S&P 500® and NASDAQ 100 Indexes.

The average notional amount of outstanding options contracts during the six months ended June 30, 2014, was as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Average notional amount of outstanding options written*	$(518,631,500)	$(883,937,833)	$(353,586,667)	$(199,609,333)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options held by the Funds as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Premium Income (JPZ)
Equity price	Options	—	$—	Options written, at value	$(11,841,525)
Equity Premium Opportunity (JSN)
Equity price	Options	—	$—	Options written, at value	$(22,394,275)
Equity Premium Advantage (JLA)
Equity price	Options	—	$—	Options written, at value	$(9,853,800)
Equity Premium and Growth (JPG)
Equity price	Options	—	$—	Options written, at value	$(4,537,725)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity Premium Income (JPZ)	Equity price	Options	$(14,871,475)	$4,854,313
Equity Premium Opportunity (JSN)	Equity price	Options	(29,227,857)	7,933,428
Equity Premium Advantage (JLA)	Equity price	Options	(12,958,541)	2,940,015
Equity Premium and Growth (JPG)	Equity price	Options	(5,665,689)	1,917,852

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any

Nuveen Investments

unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in shares were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Shares repurchased and retired	—	—	—	—
Weighted average:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%
	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Shares repurchased and retired	—	—	—	—
Weighted average:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the six months ended June 30, 2014, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Purchases	$5,620,748	$13,052,101	$1,205,415	$3,974,608
Sales	33,542,986	62,643,112	21,983,793	16,634,820

Transactions in options written during the six months ended June 30, 2014, were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	2,874	$7,923,665	4,315	$15,265,138
Options written	16,889	44,384,808	24,796	79,912,563
Options terminated in closing purchase transactions	(16,733)	(43,435,798)	(24,622)	(78,814,740)
Options expired	(321)	(570,147)	(426)	(756,635)
Options outstanding, end of period	2,709	$8,302,528	4,063	$15,606,326

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,488	$6,784,410	1,103	$3,027,743
Options written	8,280	33,686,601	6,495	17,021,956
Options terminated in closing purchase transactions	(8,261)	(33,475,409)	(6,426)	(16,631,489)
Options expired	(113)	(220,067)	(130)	(230,925)
Options outstanding, end of period	1,394	$6,775,535	1,042	$3,187,285

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Cost of investments	$329,392,771	$526,169,645	$191,091,995	$160,396,184
Gross unrealized:
Appreciation	$251,912,810	$438,871,181	$188,114,613	$112,759,868
Depreciation	(27,205,270)	(19,229,190)	(954,569)	(10,254,765)
Net unrealized appreciation (depreciation) of investments	$224,707,540	$419,641,991	$187,160,044	$102,505,103

Permanent differences, primarily due to foreign currency reclassifications, Real Estate Investment Trust (REIT) adjustments, reclassification of litigation proceeds and return of capital distributions, resulted in reclassifications among the Funds' components of net assets as of December 31, 2013, the Funds' last tax year end, as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Paid-in surplus	$(33,983,778)	$(63,437,105)	$(25,738,444)	$(14,583,953)
Undistributed (Over-distribution of) net investment income	33,944,518	63,432,222	25,736,326	14,577,327
Accumulated net realized gain (loss)	39,260	4,883	2,118	6,626

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds' last tax year end, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

Nuveen Investments

The tax character of distributions paid during the Funds' last tax year ended December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income[1]	$7,703,790	$10,773,289	$3,442,882	$3,514,811
Distributions from net long-term capital gains	—	—	—	—
Return of capital	33,992,241	63,427,033	25,728,936	14,576,077

1  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributed to realized gains.

As of December 31, 2013, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Expiration:
December 31, 2017	$55,219,856	$47,988,639	$25,262,705	$30,503,738
December 31, 2018	4,958,903	38,327,754	14,352,958	7,655,485
Not subject to expiration:	26,177,861	39,677,239	1,632,124	14,389,045
Total	$86,356,620	$125,993,632	$41,247,787	$52,548,268

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Post-October capital losses[2]	$13,651,461	$13,891,831	$4,922,389	$2,381,183
Late-year ordinary losses[3]	—	—	—	—

2  Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds' last tax year end.

3  Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund's shareholders to benefit from growth in the assets within their respective Funds as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Equity Premium Income (JPZ) Equity Premium Opportunity (JSN) Equity Premium Advantage (JLA) Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Average Daily Managed Assets*	Equity Premium and Growth (JPG) Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For managed assets over $2 billion	.5800

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2014, the complex-level fee rate for each of these Funds was .1653%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncement

Financial Accounting Standards Board ("FASB") Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update ("ASU") 2013-08, "Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements," which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund's current disclosures already followed this guidance and therefore it does not have an impact on the Fund's financial statements or footnote disclosures.

9. Subsequent Event

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, new agreements have been approved by shareholders of Equity Premium and Growth (JPG). Shareholder meetings for Equity Premium Income (JPZ), Equity Premium Advantage (JLA) and Equity Premium and Growth (JPG) are scheduled for Friday, September 19, 2014, with respect to approval of the new investment management and investment sub-advisory agreements (along with the approval of Fund reorganizations as previously described in Note 1 – General Information and Significant Accounting Policies, Proposed Reorganizations and Restructurings). The meetings for these Funds will be held at 2:00 p.m., Central time, on Friday, September 19, 2014 at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen's transaction with TIAA-CREF is currently expected to close early in the fourth quarter of 2014, but remains subject to other customary closing conditions.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member

Fund Manager Nuveen Fund Advisers, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

	JPZ	JSN	JLA	JPG
Shares Repurchased	—	—	—	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Chicago Board Options Exchange (CBOE) NASDAQ-100 Volatility Index (the "VXN"): A measure of market expectations of 30-day volatility for the NASDAQ-100® Index, as implied by the price of near-term options on this index. The VXN index is a widely watched gauge of market sentiment and volatility for the NASDAQ-100® Index, which includes the top 100 U.S. and international non-financial securities by market capitalization listed on the NASDAQ. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Chicago Board Options Exchange (CBOE) Volatility Index (the "VIX"): A measure of market expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Comparative Index for JLA: A blended return consisting of: 1) 50% of the return of the S&P 500® Index, and 2) 50% of the NASDAQ-100® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Comparative Index for JSN: A blended return consisting of: 1) 75% of the return of the S&P 500® Index and 2) 25% of the NASDAQ-100® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  NASDAQ-100® Index (the "NDX"): An index including 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NDX reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Trustees of each Fund (each, a "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund's advisory agreement (each, an "Original Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement (each, an "Original Sub-Advisory Agreement" and, together with the Original Investment Management Agreement, the "Original Advisory Agreements") between the Adviser and Gateway Investment Advisers, LLC (the "Sub-Adviser" or "Gateway"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the "Board" refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a "New Investment Management Agreement") between the Fund and the Adviser and a new sub-advisory agreement (each, a "New Sub-Advisory Agreement" and, together with the New Investment Management Agreement, the "New Advisory Agreements") between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

With respect to Nuveen Equity Premium Income Fund (the "Equity Premium Income Fund"), Nuveen Equity Premium Opportunity Fund (the "Equity Premium Opportunity Fund") and Nuveen Equity Premium Advantage Fund (the "Equity Premium Advantage Fund"), however, as part of a broad initiative of Nuveen to rationalize its fund offerings and eliminate overlapping funds, the Board also approved and recommended that (i) shareholders of the Equity Premium Opportunity Fund approve the reorganization of the Equity Premium Opportunity Fund into the Equity Premium Income Fund, and (ii) shareholders of the Equity Premium Advantage Fund approve the reorganization of the Equity Premium Advantage Fund into Nuveen NASDAQ 100 Dynamic Overwrite Fund (the "Acquiring Fund"), a newly formed Massachusetts business trust to be sub-advised by Nuveen Asset Management, LLC ("NAM") (each, a "Reorganization" and collectively, the "Reorganizations"). Notwithstanding the foregoing, as shareholder approval is required for the consummation of the Reorganizations, to avoid any disruption in advisory services pending shareholder approval of the Reorganizations or if shareholder approval is not obtained for the Reorganizations, the Board, including the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Equity Premium Income Fund, the Equity Premium Opportunity Fund and the Equity Premium Advantage Fund at the April Meeting. Furthermore, as noted, because the consummation of the Transaction will terminate the Original Advisory Agreements of these Funds, the Board also approved the New Advisory Agreements to be effective following the consummation of the Transaction as well as interim agreements to permit the Adviser and Gateway to continue to serve in their respective capacities while shareholder approval is sought for the Reorganizations and the New Advisory Agreements.

Nuveen Investments

In addition, in connection with a repositioning of Nuveen Equity Premium and Growth Fund (the "Equity Premium and Growth Fund"), the Board approved, and recommended that shareholders approve, a sub-advisory agreement between the Adviser and NAM (the "NAM Sub-Advisory Agreement") pursuant to which NAM would be the new sub-adviser to the Equity Premium and Growth Fund, replacing Gateway. However, as noted above, the consummation of the Transaction would terminate the sub-advisory agreement in effect at the time of the closing of the Transaction. Accordingly, if the NAM Sub-Advisory Agreement is effective at such closing, it would terminate. To address this circumstance, the Board approved on behalf of the Equity Premium and Growth Fund a new sub-advisory agreement between the Adviser and NAM (the "New NAM Sub-Advisory Agreement" and, together with the NAM Sub-Advisory Agreement, the "NAM Agreements") to be effective following the Transaction, subject to shareholder approval. Notwithstanding the approval and recommendation of NAM as the new sub-adviser for the Equity Premium and Growth Fund, if shareholder approval of NAM is still pending and is not received, the Original Sub-Advisory Agreement with Gateway would still be effective at the time the Transaction closes and would terminate at such time. Accordingly, to avoid any interruption of sub-advisory services for the Fund in such circumstance, the Board also approved at the April Meeting the continuation of the Original Sub-Advisory Agreement with Gateway, an interim agreement with Gateway in case the Transaction closes prior to receipt of shareholder approval of a sub-adviser for the Fund, and a New Advisory Agreement with Gateway to be effective following the Transaction and receipt of the requisite shareholder approval. The Board's considerations of the approval of the continuation of the Original Advisory Agreements and New Advisory Agreements with the Adviser and Gateway have been set forth below and the Board's considerations for the approval of the NAM Agreements to replace Gateway with NAM as sub-adviser for the Equity Premium and Growth Fund have been set forth under Section III below.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the "February Meeting"), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds' fees and expenses, including the funds' complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the "Fund Advisers" and each, a "Fund Adviser") and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Adviser and the affiliated sub-advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the employees of the Adviser and the affiliated sub-advisers knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Adviser and the affiliated sub-adviser; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds' investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund's performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund's expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

Nuveen Investments

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

1.  The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser's organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund's daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund's tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser's continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser's significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive

Nuveen Investments

forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen's continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen's support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board's review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser's organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Nuveen funds' compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen's supervision of the Funds' service providers. The Board recognized Nuveen's commitment to compliance and strong commitment to a culture of compliance. Given the Adviser's emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2.  The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction (although, as noted, the Board has approved and recommended shareholders approve NAM to be the new sub-adviser for the Equity Premium and Growth Fund). The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen's proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen's ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF's distribution network, particularly through TIAA-CREF's retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF's retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Nuveen Investments

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.  The Investment Performance of the Funds and Fund Advisers

1.  The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund's performance and the applicable investment team. In considering each Fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

•  The usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a Fund's performance compared to its benchmark to help assess the Fund's comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund's performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund's performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered

i  The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund's performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Independent Board Members noted that the Equity Premium Income Fund, the Equity Premium Opportunity Fund and the Equity Premium Advantage Fund lagged their respective Performance Peer Groups over various periods. In this regard, the Equity Premium Income Fund and the Equity Premium Opportunity Fund each were in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period, and the Equity Premium Advantage Fund was in the fourth quartile in the one-year period, but the second quartile in the three-year period and third quartile in the five-year period. The Board noted that, although the Funds appeared to have lagged their peers during various periods, such comparative peer performance was expected in a rising equity market given the Funds' higher overwrite mandate compared to that generally employed by their peers. The Funds, however, outperformed or provided comparable performance to their passive overwrite benchmarks in the one-, three- and five-year periods. Notwithstanding the foregoing, the Board approved and recommended to the applicable shareholders each Reorganization to, among other things, eliminate product overlap and create a single, highly scaled offering better aligned with investor needs and preferences.

With respect to the Equity Premium and Growth Fund, the Independent Board Members noted that the Fund had satisfactory performance, performing in the second or third quartile over various periods. Notwithstanding the foregoing, the Board approved a change in the overwrite strategy of the Fund and, in connection therewith, approved NAM as the new sub-adviser to the Fund, subject to shareholder approval. For further discussion of the approval of NAM as sub-adviser, see the Section III below.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

2.  The New Advisory Agreements

With respect to the performance of the Funds, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios and the respective Fund investment strategies were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders, such as in connection with the Reorganization of the Equity Premium Opportunity Fund into the Equity Premium Income Fund). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements. However, as noted, unrelated to the Transaction, the Board had approved (i) the Reorganization of the Equity Premium Advantage Fund into the Acquiring Fund, and (ii) the NAM Agreements on behalf of the Equity Premium and Growth Fund, each of which, if approved by shareholders, would result in NAM becoming the new sub-adviser of the respective funds.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

Nuveen Investments

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their respective peer averages. In addition, with respect to the Equity Premium Advantage Fund, the Board recognized that the Adviser had agreed to reduce the management fee of the Acquiring Fund by two basis points on the aggregate net asset value of the assets of the Equity Premium Advantage Fund acquired by the Acquiring Fund if such Reorganization is approved.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular,

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

With respect to the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that it charges for other clients. The Independent Board Members noted that the fees paid to the Sub-Adviser for its sub-advisory services were generally consistent with its average fees earned. The Independent Board Members also noted that the fees paid to the Sub-Adviser were the result of arm's-length negotiations.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser's adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers that are not affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers' revenues, expenses and profitability margins for their advisory activities with the applicable funds. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4.  The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser's level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.  The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF's retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.  Indirect Benefits

1.  The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund's portfolio transactions are allocated by the Sub-Adviser. The Independent Board Members considered that, while the Sub-Adviser may select brokers that provide it with research services, it is the Sub-Adviser's current practice not to receive soft dollar credits in connection with trades executed on behalf of the Funds. The Funds, however, may participate in transactions in which the Sub-Adviser has received unsolicited proprietary research.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2.  The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

Nuveen Investments

F.  Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•  The reputation, financial strength and resources of TIAA-CREF.

•  The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF's distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF's expertise and investment capabilities in additional asset classes.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.  Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the "Interim Investment Management Agreement") between the respective Fund and the Adviser and an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

III.  Approval of the NAM Sub-Advisory Agreement and the New NAM Sub-Advisory Agreement for the Equity Premium and Growth Fund.

The Board is responsible for overseeing the performance of the Adviser and sub-adviser to the Equity Premium and Growth Fund and determining whether to approve the Fund's advisory arrangements, including sub-advisory arrangements. At the April Meeting, the Adviser recommended, and the Board approved, NAM as the new sub-adviser to the Fund to replace Gateway, subject to shareholder approval. Since last year, the Adviser has been evaluating its equity option strategy funds to simplify the equity option product line offered by Nuveen. As part of this initiative, the Adviser has been analyzing the investment strategy of the Equity Premium and Growth Fund and considering potential changes to the strategy in an effort to enhance shareholder value. The Board recognized that the proposed changes to the investment objectives and strategies of the Equity Premium and Growth Fund are intended to result in a Fund that is more clearly delineated in the marketplace, is better aligned with investor goals and preferences and has additional investment flexibility in seeking to enhance performance. Further, while it is not possible to predict trading levels following the repositioning, the Board recognized that the repositioning is also intended to enhance the attractiveness of the Fund's common shares in the marketplace in order to help narrow the trading discount for the benefit of shareholders. The Board recognized that the Adviser seeks to accomplish its goals by, among other things, shifting the Fund's current fixed option overwrite mandate to a variable option overwrite strategy that the Adviser believes has historically experienced more consistent secondary market demand.

During the course of the past year, the Adviser made various presentations, and the Board received a variety of materials, relating to the proposed repositioning of the Equity Premium and Growth Fund, including: a comparison of the investment processes of the various applicable sub-advisers to comparable Nuveen funds and an analysis of the contribution their investment strategy has made to the performance of the respective Nuveen funds; an analysis of the marketplace for equity option funds; an analysis of alternatives to the proposed repositioning; historical Fund performance in absolute terms as well as compared to the performance of other Nuveen funds utilizing overwrite strategies; historic discount levels of the Fund and as compared to other peer funds; the proposed changes to the investment strategies of the Fund and the rationale therefore; the portfolio transition process; the potential benefits from the repositioning (including the estimated benefits if the discount is narrowed) and the potential costs for repositioning. As the dynamic management of the overlay strategy is inconsistent with the investment approach of Gateway, the current sub-adviser to the Equity Premium and Growth Fund, the Adviser recommended the transition of portfolio management responsibilities from Gateway to NAM. In recommending NAM, the Board recognized the Adviser's conflict of interest as NAM is affiliated with the Adviser and would be replacing Gateway which is not affiliated with the Adviser. Accordingly, in connection with the proposal to reposition the Equity Premium and Growth Fund, the Board considered alternative means to better position the Fund and reduce trading discounts.

In addition to the materials regarding the proposal to reposition the Equity Premium and Growth Fund, the Board completed its annual review of advisory agreements on behalf of the Nuveen funds at the April Meeting and received extensive information regarding the Fund and NAM including, among other things, the nature, extent and quality of services provided by NAM; the organization and operations of NAM; the expertise and background of relevant personnel of NAM; a review of the Fund's performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a review of NAM's performance with respect to other Nuveen funds it sub-advises; and an analysis of NAM's profitability. In light of the proposed Transaction, the Independent Board Members also received extensive information regarding the Transaction and its impact on Nuveen and its affiliates, including NAM and the services it provides. A more detailed discussion of the Board's review of the Transaction and its impact on Nuveen has been set forth Section I above and is applicable to the evaluation of NAM and the services it will provide the Fund following the Transaction.

The foregoing information supplemented the information and analysis provided to the Board throughout the year. In this regard, at its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, the performance of the Equity Premium and Growth Fund, expenses, premium and discount levels, performance of the investment teams and compliance, regulatory and risk

Nuveen Investments

management matters. As part of its program to visit sub-advisers to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation, the Independent Board Members met with certain NAM equity and fixed-income teams in September 2013.

The Independent Board Members also were assisted throughout the process by independent legal counsel. The Independent Board Members received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel. During the course of the year in overseeing the Equity Premium and Growth Fund and during their deliberations regarding the review of advisory and sub-advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its review of the proposed sub-advisory agreement for the Equity Premium and Growth Fund. Based on its review, at the April Meeting, the Board, including the Independent Board Members, approved the NAM Sub-Advisory Agreement, subject to shareholder approval. In addition, the consummation of the Transaction would terminate the sub-advisory agreement in effect at the time of such closing. Accordingly, if the NAM Sub-Advisory Agreement is effective at the closing of the Transaction, it would terminate. To address such circumstance, the Board approved the New NAM Sub-Advisory Agreement to take effect following the Transaction subject to shareholder approval and an interim sub-advisory agreement with NAM if the Transaction closes while shareholder approval of the New NAM Sub-Advisory Agreement is pending. Notwithstanding the foregoing, if shareholder approval for NAM is still pending or is not received, the Original Sub-Advisory Agreement for the Equity Premium and Growth Fund would be effective at the time of the Transaction's closing and would terminate upon such closing prior to the appointment of a new sub-advisor. To avoid any disruption of advisory services under these circumstances, the Board also approved the continuation of the Original Sub-Advisory Agreement of the Equity Premium and Growth Fund, the Interim Sub-Advisory Agreement of the Equity Premium and Growth Fund if the Transaction closes while shareholder approval is still pending for Gateway or NAM and the New Sub-Advisory Agreement of the Equity Premium and Growth Fund effective following the Transaction subject to shareholder approval. The Board's considerations approving NAM as the new sub-adviser are set forth below. The Board's considerations with respect to approval of Gateway are included in Sections I and II above.

In reviewing the NAM Agreements, the Board considered all factors it believed relevant with respect to the Equity Premium and Growth Fund, including, among other things: (a) the nature, extent and quality of the services provided by NAM, (b) the investment performance of the Fund (as described below), (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of NAM, (d) the extent of any economies of scale, (e) any benefits to be derived by NAM from the relationship with the Fund and (f) other factors. The Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the NAM Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

In considering the NAM Agreements, the Independent Board Members considered the nature, extent and quality of services expected to be provided to the Fund by NAM, including portfolio management services and administrative services, if any. As NAM already serves as a sub-adviser to other Nuveen funds overseen by the Board Members, including Funds utilizing variable option overwrite strategies, the Board has a good understanding of NAM's organization, operations, personnel, investment experience and process. The Board considered the experience of NAM with the applicable investment strategies. The Board reviewed the historic performance and trading discount levels of the various equity option funds offered by Nuveen, including funds employing variable

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

overwrite strategies and sub-advised by NAM (such as the Dow 30sm Enhanced Premium & Income Fund, Inc. (DPO), the Dow 30sm Premium & Dividend Income Fund, Inc. (DPD) and the NASDAQ Premium Income & Growth Fund, Inc. (QQQX)). The Independent Board Members further evaluated the background, experience and performance of NAM's investment personnel with the applicable investment strategies. In evaluating the services of NAM, the Independent Board Members noted that the NAM Agreements were essentially an agreement for portfolio management services only and NAM was not expected to supply significant administrative services to the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the NAM Agreements were satisfactory and supported approval of the NAM Agreements.

B.  Investment Performance

In considering the proposal to reposition the Equity Premium and Growth Fund, the Board reviewed the Fund's performance history over various time periods. In considering a fund's performance, the Board recognized that the fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its benchmark. Accordingly, the Board reviewed, among other things, the historic investment performance of the Equity Premium and Growth Fund as well as information comparing the Fund's performance information with that of other funds and with recognized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. The Independent Board Members also reviewed historic premium and discount levels. The Board noted that the Adviser was recommending to reposition the Equity Premium and Growth Fund, in part, to seek to narrow the trading discount of the Fund's common shares. The Board reviewed an analysis of estimated increased share value if the trading discount was narrowed by various percentage points. The Board noted, however, that there is no performance record for the Equity Premium and Growth Fund under the proposed modified strategy with NAM as the sub-adviser.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

In evaluating the management fees and expenses that the Equity Premium and Growth Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's management fee structure, its proposed sub-advisory fee arrangement and its expense ratio. More specifically, at the April Meeting, the Board reviewed the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable affiliated and unaffiliated funds based on data provided by an independent fund data provider and any expense limitations. In their review, the Independent Board Members had observed that the Equity Premium and Growth Fund had net management fees and a net expense ratio below its peer average. The Board, however, recognized that the Fund would bear the transaction costs of purchasing and selling portfolio securities in connection with repositioning the portfolio of the Fund and the proxy solicitation costs attributed to seeking necessary shareholder approval and reviewed the estimated costs of the transition. Nevertheless, in light of the one-time transitioning costs and expected efficiencies, the Board noted that the Adviser has agreed to permanently reduce its management fee by two basis points. The Board further observed that the appointment of NAM does not change the Fund's management fees as the Adviser pays the sub-adviser out of the management fee it receives from the Fund. The Board also recognized that NAM's fee is higher than Gateway's pricing schedule, however, as the Adviser pays NAM out of its management fee, such change does not impact the management fee paid by the Fund. In addition, with respect to NAM, as NAM already services as sub-adviser to other Nuveen equity option funds, the Independent Board Members were familiar with the sub-advisory fee NAM assesses for such equity option funds.

Nuveen Investments

2.  Comparisons with the Fees of Other Clients

As noted, due to their experience with other Nuveen funds, the Independent Board Members were familiar with NAM's fee rate for portfolio management services provided to other comparable Nuveen funds and other clients, including separately managed accounts (both retail and institutional accounts). The Board reviewed the average fee and fee range that NAM assessed these other accounts. The Board noted that NAM's proposed sub-advisory fee was the same as NAM's fee rate for other Nuveen equity option funds it sub-advises.

Based on their review of the fee and expense information provided, the Independent Board Members determined that NAM's sub-advisory fee was reasonable in light of the nature, extent and quality of services to be provided to the Fund.

3.  Profitability of NAM

In conjunction with their annual review, the Independent Board Members had considered the profitability of Nuveen for its advisory activities and its financial condition. At the April Meeting, the Independent Board Members reviewed NAM's revenues, expenses, and profitability margins (pre- and post-tax) for its advisory activities to other Nuveen funds and the methodology for allocating expenses among the internal sub-advisers of Nuveen. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have two Independent Board Members to serve as point persons to review and keep the full Board apprised of changes to the profitability analysis and/or methodologies during the year. In evaluating profitability, the Independent Board Members have recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses, and that various allocation methodologies may each be reasonable but yield different results. Nevertheless, as NAM's proposed fee for the Equity Premium and Growth Fund is the same as applied to other Nuveen equity option funds, the Independent Board Members concluded that NAM's level of profitability for its advisory activities was reasonable in light of the services to be provided. As NAM is affiliated with the Adviser, the Independent Board Members also recognized that Nuveen's profitability may increase if NAM is appointed the sub-adviser.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Equity Premium and Growth Fund, if any. See Section E below for additional information on indirect benefits NAM and its affiliates may receive as a result of its relationship with the Fund. Based on their review of the overall arrangements of the Equity Premium and Growth Fund, the Independent Board Members determined that the sub-advisory fee and expected expenses of the Fund were reasonable.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Equity Premium and Growth Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. As the Fund pays the management fee to the Adviser and the Adviser in turn pays NAM, the Board recognized that the sharing of benefits from economies of scale is reflected in breakpoints in the management fees at the Adviser level. Although NAM's sub-advisory fee does not contain breakpoints, the Board recognized that the absence of breakpoints at the sub-adviser level does not impact the amount of management fees the Fund pays, only the amount of fees the Adviser pays to the sub-adviser. The Independent Board Members therefore considered the breakpoint schedule of the management fees of the Adviser in considering the sharing of benefits from economies of scale. Generally, management fees for funds in the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Nuveen complex are comprised of a fund-level component and a complex-level component. As noted, the Board recognized that the Adviser agreed to reduce the fund-level management fee by two basis points at every breakpoint level.

In addition to fund level advisory fee breakpoints, the Board also considered the Fund's complex wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Equity Premium and Growth Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Although closed-end funds, such as the Equity Premium and Growth Fund, may from time-to-time make additional share offerings, the Board recognized that the growth of their assets will occur primarily through the appreciation of such fund's investment portfolio. The Board noted that the appointment of NAM does not impact the complex-wide fee arrangement in effect for the Equity Premium and Growth Fund.

Considering the factors above, the Independent Board Members concluded that the absence of breakpoints at the sub-adviser level was appropriate and the breakpoint schedule and complex-wide fee arrangement of the Adviser were acceptable and reflect economies of scale to be shared with the Fund's shareholders.

E.  Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits that NAM or its affiliates may receive as a result of its relationship with the Equity Premium and Growth Fund. In this regard, the Independent Board Members recognized that Nuveen will be retaining additional advisory fees from its relationship with the Fund because NAM is affiliated with the Adviser, and Gateway is unaffiliated with the Adviser.

In addition to the above, the Independent Board Members considered whether NAM will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Equity Premium and Growth Fund for brokerage may be used to acquire research that may be useful to a sub-adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM may benefit from soft dollar arrangements pursuant to which NAM may receive research from brokers that execute the Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by NAM may benefit the Fund and shareholders to the extent the research enhances the ability of NAM to manage the Fund. The Independent Board Members further noted that NAM's profitability may be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM and its affiliates as a result of their relationship with the Equity Premium and Growth Fund were reasonable and within acceptable parameters.

F.  Impact of the Transaction

In light of the Transaction, the Board considered the impact of the Transaction on NAM and the services it will provide following the Transaction under the New NAM Sub-Advisory Agreement. In evaluating NAM following the Transaction, the Board concluded that no diminution in the nature, quality and extent of services to be provided to the Equity Premium and Growth Fund and its shareholders by NAM is expected as a result of the Transaction. The Board noted that the terms of the New NAM Sub-Advisory Agreement, including the fees payable hereunder, are substantially identical to those of the NAM Sub-Advisory Agreement. The Board

Nuveen Investments

Members noted that the Transaction does not alter the allocation of responsibilities between the Adviser and NAM. NAM will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the Adviser to NAM, subject to oversight of the Board and the Adviser. The key personnel at NAM who will have responsibility for the portfolio management of the Equity Premium and Growth Fund are expected to be the same following the Transaction and the investment strategies of the Fund (including the changes to the investment objectives and policies subject to shareholder approval herein) were expected to continue following the Transaction. As noted above, Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise following the Transaction and operate relatively autonomously, but would receive some general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups).

In addition, the Board recognized that NAM's sub-advisory fee under the New NAM Sub-Advisory Agreement will be the same as under the original NAM Sub-Advisory Agreement. Any indirect benefits noted above would continue following the Transaction. In addition, in connection with the repositioning of the Fund, the Board noted that the Adviser had agreed to a two-basis point reduction in its management fee at every breakpoint in the fund-level breakpoint schedule if the NAM Sub-Advisory Agreement is approved. Such lower management fee of the Adviser also would continue following the Transaction. In connection with the Transaction, the Board Members further considered that Nuveen has committed for a period of two years from the date of closing of the Transaction not to increase contractual management fees for the Equity Premium and Growth Fund. The commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on their review, the Independent Board Members concluded that NAM's services expected to be provided after the Transaction would be satisfactory and NAM's sub-advisory fee and expected level of profitability for its sub-advisory activities would continue to be reasonable in light of the services provided following the Transaction.

G.  Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the NAM Sub-Advisory Agreement are fair and reasonable, that NAM's fees are reasonable in light of the services to be provided to the Fund and that the NAM Sub-Advisory Agreement should be and was approved. The Board unanimously recommended that shareholders approve the NAM Sub-Advisory Agreement. Similarly, as the New Sub-Advisory Agreement to be effective following the Transaction has substantially identical terms to the original NAM Sub-Advisory Agreement, the findings for the NAM Sub-Advisory Agreement are equally applicable to the New NAM Sub-Advisory Agreement, and the New NAM Sub-Advisory Agreement should be and was approved.

H.  Approval of Interim Sub-Advisory Agreement

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved an interim sub-advisory agreement with NAM on behalf of the Equity Premium and Growth Fund (the "NAM Interim Sub-Advisory Agreement"). If necessary to assure continuity of advisory services, the NAM Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have approved the New Investment Management Agreement and the NAM Sub-Advisory Agreement, but shareholder approval of the New NAM Sub-Advisory Agreement is still pending. The terms of the NAM Interim Sub-Advisory Agreement are substantially identical to those of the NAM Sub-Advisory Agreement and the New NAM Sub-Advisory Agreement, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Equity Premium and Growth Fund under the NAM Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the NAM Sub-Advisory Agreement.

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Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-D-0614D 2842-INV-B08/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Equity Premium Advantage Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 5, 2014